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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Adolor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 23, 2011

Dear Adolor Stockholder:

        It is my pleasure to invite you to Adolor's 2011 Annual Meeting of Stockholders. We will hold the meeting on Tuesday, May 17, 2011, at 8:30 a.m., Philadelphia time, at our corporate headquarters at 700 Pennsylvania Drive, Exton, PA 19341.

        During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement that follows and respond to any questions that you may have about the Company.

        This year, we have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the new rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Important Notice Regarding the Availability of Proxy Materials.

        On behalf of your Board of Directors, thank you for your continued support and interest in Adolor.

Very truly yours,

Michael R. Dougherty President and Chief Executive Officer

ADOLOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 17, 2011

TO THE STOCKHOLDERS OF ADOLOR CORPORATION:

        The Annual Meeting of Stockholders of Adolor Corporation will be held at the Company's corporate headquarters, 700 Pennsylvania Drive, Exton, PA 19341, on Tuesday, May 17, 2011, at 8:30 a.m., Philadelphia time. At the meeting, the holders of the Company's outstanding Common Stock will act upon the following matters:

  1.
  To elect the three Class I directors named in the attached Proxy Statement to hold office until the Annual Meeting of Stockholders in 2014;

  2.
  To approve the Company's Amended and Restated 2011 Stock-based Incentive Compensation Plan, which provides for, among other things, an increase in shares under such Plan and the extension of the term of such Plan;

  3.
  To ratify the appointment of KPMG LLP as independent registered public accountants for the year ended December 31, 2011; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        All stockholders of record as of the close of business on March 21, 2011, are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of the Company entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the 10-day period immediately prior to the date of the Annual Meeting.

        This Notice of Annual Meeting, the Proxy Statement and our annual report to stockholders for the year ended December 31, 2010 are available at http://materials.proxyvote.com/00724X. Information included on this website, other than the Notice of Annual Meeting, the Proxy Statement and the annual report to stockholders for the year ended December 31, 2010 (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010), is not part of the proxy soliciting materials.

By Order of the Board of Directors,
JOHN M. LIMONGELLI Secretary

Exton, Pennsylvania
March 23, 2011

EACH STOCKHOLDER IS URGED TO VOTE VIA THE INTERNET, BY TELEPHONE OR, IF YOU HAVE RECEIVED A PRINTED SET OF PROXY MATERIALS, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED, IN EACH CASE IN THE MANNER DESCRIBED IN THE NOTICE REGARDING AVAILABILITY OF PROXY
MATERIALS. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING,
HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND
VOTE THE SHARES IN PERSON.

Page
About the Annual Meeting	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote at the meeting?	1
What are the voting rights of the holders of Adolor Common Stock?	1
Why did I receive in the mail an Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting instead of a full set of printed proxy materials?	1
How can I get electronic access to the proxy materials?	2
Who can attend the meeting?	2
What constitutes a "quorum"?	2
How do I vote my shares?	2
Can I change my vote after I have submitted my proxy?	3
What are the Board's recommendations?	3
What vote is required to approve each proposal?	3
Governance of the Company	4
Who are the current members of the Board?	4
What is the Board's leadership structure and why was it chosen?	4
How often did the Board meet during fiscal 2010?	4
What is the role of the Board's committees?	5
What is the Board's role in the oversight of risk and the Company's risk management practices?	5
How does the Board select nominees for the Board?	6
Does the Governance and Nominating Committee consider diversity in identifying nominees for Director?	7
How does the Board determine which directors are considered independent?	7
What processes and procedures does the Compensation Committee follow in considering and determining executive officer and non-employee director compensation?	7
Has the Company considered whether its compensation policies and practices are reasonably likely to have a material adverse effect on the Company?	8
How are directors compensated?	8
How do stockholders communicate with the Board?	8
Does the Company have a "Code of Ethics"?	9
Does the Company have a policy and/or procedures related to the review, approval or ratification of transactions with related parties?	9
Does the Company have a mandatory retirement age for directors?	9
Does the Company have a Pre-approval Policy regarding services to be provided by the independent registered public accountant?	9
How much did the Company pay to its independent registered public accountant for non-audit services?	10
Where can I find more information about the corporate governance practices of the Company?	10
Report of the Audit Committee	11
Compensation of Executive Officers and Directors	13
Compensation Discussion and Analysis	13
Report of the Compensation Committee	21
Compensation Committee Interlocks and Insider Participation	21
Executive Compensation Tables	22
2010 Potential Payments Upon Termination or Change in Control	28
Non-employee Director Compensation	31
Stock Ownership	34
Security Ownership of Certain Beneficial Owners and Management	34
Section 16(a) Beneficial Ownership Reporting Compliance	36

			Page
Proposal 1	—	Election of Class I Directors	37
Proposal 2	—	Approval of the Company's Amended and Restated 2011 Stock-based Incentive Compensation Plan, providing for, among other things, an increase in shares under such Plan and the extension of the term of such Plan	46
Proposal 3	—	Ratification of appointment of KPMG LLP as Independent Registered Public Accountants for the year ended December 31, 2011	54
Other Matters			55
Additional Information			55

ADOLOR CORPORATION
700 Pennsylvania Drive
Exton, PA 19341

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Adolor Corporation (the "Company" or "Adolor"), for use at the 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters at the above address on Tuesday, May 17, 2011, at 8:30 a.m., Philadelphia time, and any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are being distributed to stockholders on or about April 1, 2011.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including:

  •
  the election of the three Class I directors named herein;

  •
  the approval of the Company's Amended and Restated 2011 Stock-based Incentive Compensation Plan, which provides for, among other things, an increase in shares under such Plan and the extension of the term of such Plan; and

  •
  the ratification of the appointment of KPMG LLP ("KPMG") as independent registered public accountants for the year ended December 31, 2011.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on March 21, 2011, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held of record on that date at the Annual Meeting, or any postponements or adjournments of the meeting. The Company's transfer agent, StockTrans, will tally the vote and certify the results.

What are the voting rights of the holders of Adolor Common Stock?

        Each outstanding share of Adolor Common Stock will be entitled to one vote on each matter considered at the meeting.

Why did I receive in the mail an Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting instead of a full set of printed proxy materials?

        Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent an Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the "Notice") to our stockholders of record and beneficial owners. All stockholders have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed or email copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

 How can I get electronic access to the proxy materials?

        The Notice provides you with instructions regarding how to:

  •
  view our proxy materials for the Annual Meeting on the Internet; and

  •
  instruct us to send our future proxy materials to you electronically by email.

        Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can attend the meeting?

        Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport.

        Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a "quorum"?

        A "quorum" is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the record date and entitled to vote. There must be a quorum present for the meeting to be held. As of the record date, 46,427,507 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 23,213,754 votes will be required to establish a quorum.

        Proxies received but marked as "Abstain" or "Withhold" and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum exists. Broker non-votes occur when shares held by a broker are not voted with respect to an item because the broker has not received voting instructions from the stockholder and the broker lacks the authority to vote the shares at his/her discretion.

How do I vote my shares?

        If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions provided in the Notice. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on May 16, 2011. If your shares are held in "street name," please contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

        If you have received a printed set of proxy materials, and you complete and properly sign the proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

 Can I change my vote after I have submitted my proxy?

        Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date (or by submitting a new proxy via the Internet or by telephone). If you attend the meeting in person, you may request that the powers of the proxy holders be suspended with respect to your shares, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

        The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

  •
  FOR the election of the nominated slate of Class I directors (see Proposal 1);

  •
  FOR the approval of the Company's Amended and Restated 2011 Stock-based Incentive Compensation Plan, which provides for, among other things, an increase in shares under such Plan and the extension of the term of such Plan (see Proposal 2); and

  •
  FOR the ratification of appointment of KPMG as independent registered public accountants for the year ended December 31, 2011 (see Proposal 3).

        With respect to any other matter that properly comes before the meeting, the persons named as proxy holders on the proxy card will vote as recommended by the Board or, if no recommendation is given, at their own discretion. Unless you give other instructions on your proxy card, the proxy holders will vote in accordance with the recommendations of the Board.

What vote is required to approve each proposal?

        Proposal 1:    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of each of the Class I directors. A properly executed proxy marked "Withhold" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. As a result, the director nominees receiving the highest number of votes will be elected to the Board.

        Proposals 2 and 3:    The affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting is required for approval of Proposal 2 and Proposal 3. A properly executed proxy marked "Abstain" with respect to these Proposals will have the effect of a vote against such matter. Broker non-votes will have the effect of a vote against Proposal 2 and Proposal 3.

        Your vote is important. Regardless of whether or not you plan to attend the Annual Meeting, please submit your proxy via the Internet or by telephone or, if you have received a printed set of proxy materials, complete, sign and return the proxy card included therein for delivery prior to May 17, 2011. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

        The members of the Board of Directors on the date of this Proxy Statement, and the standing Committees of the Board on which they serve, are identified below:

Director	Compensation Committee	Audit Committee	Governance and Nominating Committee
Armando Anido			**
Michael R. Dougherty
Georges Gemayel, Ph.D.		*	*
Paul Goddard, Ph.D.	*
George V. Hager, Jr.		**
David M. Madden†
Guido Magni, M.D., Ph.D.			*
Claude H. Nash, Ph.D.	**
Donald Nickelson	*	*

*
Member

**
Chair

†
Chairman of the Board

Each of the above directors, with the exception of Mr. Dougherty, is considered independent. See "How does the Board determine which directors are considered independent?" below.

What is the Board's leadership structure and why was it chosen?

        The Board is led by its Chairman, Mr. Madden, who is considered to be an independent director. The Board believes that separating the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company at this time. Having an independent chair of Adolor is a means to ensure that the Chief Executive Officer is accountable for managing the Company in the best interests of stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent chair can serve to curb conflicts of interests, promote oversight of risk and manage the relationship between the Board and the Chief Executive Officer.

How often did the Board meet during fiscal 2010?

        The Board of Directors of the Company met nine times during the fiscal year ended December 31, 2010. The Audit, Compensation, and Governance and Nominating Committees met six, five and two times, respectively, during this same period. Each director attended at least seventy-five percent of the meetings of the Board of Directors and the respective Committee or Committees on which he served during such period. Each director is expected to regularly attend meetings of the Board and his respective Committees, with the understanding that on occasion a director may be unable to attend a meeting.

        All directors are expected to make every reasonable effort to attend the Annual Meeting of Stockholders. All of the directors of the Company as of May 18, 2010, attended the 2010 Annual Meeting of Stockholders, with the exception of Mr. Nickelson. We expect that all of the nominees for election will attend the 2011 Annual Meeting on May 17, 2011.

 What is the role of the Board's committees?

        The bylaws of the Company provide that the Board may designate committees by resolution, each of which shall consist of one or more directors. The Board presently has standing Audit, Compensation, and Governance and Nominating Committees.

        Audit Committee.    The functions of the Audit Committee are described in detail below under the heading "Report of the Audit Committee." The charter of the Audit Committee is available on the Investor Insights section of the Company's website (www.adolor.com) by selecting "Corporate Governance." The Audit Committee met six times during fiscal 2010.

        Mr. Hager has chaired the Audit Committee since 2005. Mr. Hager is qualified as an audit committee financial expert within the meaning of SEC regulations. In addition, the Board has determined, in accordance with the listing standards of NASDAQ, that Mr. Hager meets the standards of financial sophistication set forth therein and that each other member of the Audit Committee is able to read and understand fundamental financial statements.

        All of the members of the Audit Committee are independent within the meaning of SEC regulations, NASDAQ listing standards and the Company's Corporate Governance Guidelines.

        Compensation Committee.    The Compensation Committee annually: reviews the performance and total compensation program for the Company's executive officers, including the Chief Executive Officer; considers the modification of existing compensation and employee benefit programs, and the adoption of new plans; administers the terms and provisions of the Company's equity compensation plans; and reviews the compensation and benefits of non-employee directors. The charter of the Compensation Committee is available on the Investor Insights section of the Company's website (www.adolor.com) by selecting "Corporate Governance." The Compensation Committee met five times during 2010. All of the members of the Compensation Committee are independent within the meaning of SEC regulations, the NASDAQ listing standards and the Company's Corporate Governance Guidelines.

        Governance and Nominating Committee.    The Governance and Nominating Committee (the "Nominating Committee") is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Nominating Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating Committee also prepares and supervises the Board's review of director independence and the Board's performance evaluation. The charter of the Nominating Committee is available on the Investor Insights section of the Company's website (www.adolor.com) by selecting "Corporate Governance." The Nominating Committee met two times during fiscal 2010. All of the members of the Nominating Committee are independent within the meaning of SEC regulations, the NASDAQ listing standards and the Company's Corporate Governance Guidelines.

What is the Board's role in the oversight of risk and the Company's risk management practices?

        The Board plays an active role in the oversight of risk and the Company's risk management practices and on a regular basis discusses the material risks affecting the Company, its industry and the general business environment. Each year, the Board approves the Company's annual budget; in addition, it regularly reviews with management the Company's long-range strategic plans, providing management with its guidance and its views on potential risks and benefits inherent in any such plans. The Audit Committee primarily is responsible for review of financial and compliance risks, with the full Board responsible for other risks. Because of its size and available resources, the Company does not have a dedicated risk management function; rather, certain employees within the Company are charged with responsibility for specific risk areas including operational, liquidity, legal and compliance risks.

These individuals make regular reports to the Board and the Audit Committee on their areas of risk oversight. In addition, the Company's Chief Compliance Officer provides regular reports to both the Board and the Audit Committee and has a direct reporting relationship to the Audit Committee. Both the Board and the Audit Committee routinely meet in executive session without management present to discuss material risks facing the Company.

How does the Board select nominees for the Board?

        The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. The Nominating Committee is authorized to retain third-party executive search firms to identify candidates as necessary. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary in writing and provide the information set forth in Section 1.1.10 of the Company's bylaws. The Nominating Committee also will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company's bylaws relating to stockholder nominations as described in "Additional Information—Advance Notice Provisions," below.

        Once a prospective nominee has been identified, the Nominating Committee makes an initial determination (which may include input from the Chairman of the Board) as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request that a third-party search firm gather additional information about the prospective nominee's background and experience and report its findings to the Nominating Committee. The Nominating Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company's Corporate Governance Guidelines and its policy on consideration of director candidates, including:

  •
  the ability of the prospective nominee to represent the best interests of all of the stockholders of the Company;

  •
  the prospective nominee's standards of integrity, ethics, commitment and independence of thought and judgment;

  •
  the prospective nominee's record of professional accomplishment in his/her chosen field;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties on the Board and its Committees, including the prospective nominee's service on other public company boards;

  •
  the extent to which the prospective nominee contributes to the range of talent, skill and expertise currently present on the Board; and

  •
  the prospective nominee's independence from a material personal, financial or professional interest in any present or potential competitor of the Company.

        The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the Nominating Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

Does the Governance and Nominating Committee consider diversity in identifying nominees for director?

        The Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Nominating Committee does not have a formal policy in this regard, as discussed above, it seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

How does the Board determine which directors are considered independent?

        Pursuant to the Company's Corporate Governance Guidelines, the Nominating Committee is charged with undertaking an annual review of director independence. Under the Guidelines, at least a majority of the directors must satisfy the "independence" requirements of the Securities Exchange Act of 1934 and NASDAQ, and all members of the Audit Committee must meet the specific independence requirements for audit committee members under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and NASDAQ regulations.

        In February 2011, the Nominating Committee undertook its review of director independence. During this review, the Nominating Committee considered whether any transactions and relationships existed between each director or any member of his immediate family and the Company. The Nominating Committee also examined whether any transactions or relationships were present between directors and members of the Company's senior management. The purpose of this review was to determine whether any such transactions or relationships exist and, if so, whether any such transactions or relationships were inconsistent with a determination that the director is independent.

        As a result of the review conducted by the Nominating Committee, the Board affirmatively determined that all of the directors are independent, with the exception of Mr. Dougherty. Mr. Dougherty is considered an inside director because of his employment as an executive officer of the Company.

What processes and procedures does the Compensation Committee follow in considering and determining executive officer and non-employee director compensation?

        Under its charter, the Compensation Committee has the authority to review and determine executive officer and non-employee director compensation. Specifically, the charter provides that the Compensation Committee shall:

  •
  review and approve the corporate objectives relevant to the compensation of the Company's executive officers;

  •
  evaluate the CEO's performance in light of these goals and objectives and, based on this evaluation, set the CEO's compensation level and components;

  •
  review and approve the compensation level and components for the other executive officers of the Company;

  •
  approve any employment agreements, consulting arrangements, severance or retirement arrangements and/or change-in-control agreements or provisions covering any executive officer of the Company; and

  •
  periodically review and make recommendations to the Board regarding non-employee director compensation.

        To assist it in carrying out its responsibilities in 2010, the Compensation Committee retained an independent compensation consultant, Radford, an Aon Hewitt Subsidiary. Specifically, the Compensation Committee engaged Radford to provide information, analyses and advice on all matters related to the compensation of the Company's executive officers.

        With respect to non-employee director compensation, Radford provides publicly-available information with respect to director cash retainer fees, annual equity compensation, committee service fees and per meeting fees, among other things, at comparable companies.

        The Compensation Committee considers the advice of Radford and, in certain instances, the recommendations of management, before it determines executive and non-employee director compensation. Following approval, the Compensation Committee submits its compensation decisions to the independent members of the Board for ratification. For additional information concerning executive officer and non-employee director compensation, please see the section entitled "Compensation of Executive Officers and Directors—Compensation Discussion and Analysis."

        The Compensation Committee has the authority to delegate all or a portion of its duties and authority related to executive compensation to subcommittees. In 2010, the Compensation Committee did not exercise this right to delegate authority.

Has the Company considered whether its compensation policies and practices are reasonably likely to have a material adverse effect on the Company?

        Although recently there has been increased scrutiny of risk and whether companies' compensation programs contribute to unnecessary risk taking, the Company has historically maintained a level of prudence associated with its compensation programs and expects to continue to do so. The Company has evaluated whether its executive and broad-based compensation programs contribute to unnecessary risk taking and has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.

How are directors compensated?

        In 2010, the Company compensated its non-employee directors through a mix of base cash compensation, restricted shares paid in lieu of cash compensation and stock option grants. For a more complete description of our compensation program for non-executive directors, including details of amounts earned in 2010, please see the section entitled "Non-employee Director Compensation."

How do stockholders communicate with the Board?

        Stockholders may communicate with the Board by sending their communications to Adolor Corporation Board of Directors, c/o Secretary, 700 Pennsylvania Drive, Exton, PA 19341. The Nominating Committee has approved a process for handling letters received by the Company and addressed to independent members of the Board. Under that process, the Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deal with the functions of the Board or its committees or that he otherwise determines require the Board's attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's Chief Compliance Officer and handled in accordance with procedures established by the Audit Committee with respect to such matters.

 Does the Company have a "Code of Ethics"?

        The Company has a Code of Business Conduct that is applicable to all directors, officers and employees of the Company. The Code of Business Conduct also covers financial and non-financial business practices and procedures and applies to the Company's CEO, Chief Financial Officer and certain other employees of the Company responsible for accounting and financial reporting. The Code of Business Conduct is available on the Investor Insights section of the Company's website (www.adolor.com) by selecting "Corporate Governance" and then "Code of Business Conduct." The Company intends to post amendments to, or waivers from, its Code of Business Conduct (if any and to the extent applicable to the Company's CEO, principal financial officer or principal accounting officer) at this location on its website.

Does the Company have a policy and/or procedures related to the review, approval or ratification of transactions with related parties?

        Yes. Under its charter, the Audit Committee is responsible for reviewing and approving all related-party transactions that would require disclosure under SEC rules. Under these rules and the Company's policy, a "related-party transaction" is a transaction in which the Company participates and in which a related party has a direct or indirect material financial interest, other than transactions involving less than $120,000 in any calendar year. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account whether the transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction, as well as any other factors the Audit Committee deems appropriate. During 2010, there were no related-party transactions that were required to be approved by the Audit Committee or disclosed in this Proxy Statement.

Does the Company have a mandatory retirement age for directors?

        No. The Nominating Committee conducts a rigorous evaluation of the Board and its committees that it believes provides a sound basis for determining if each director continues to be an active and positive contributor to the Board. Directors who do not actively and positively contribute to the Board, regardless of age, will not be nominated for re-election at the Annual Meeting or will be asked to resign from the Board.

Does the Company have a Pre-approval Policy regarding services to be provided by the independent registered public accountant?

        Under Sarbanes-Oxley, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company's independent registered public accountant. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountant to assure that the provision of such services does not impair the registered public accountant's independence from the Company. To implement these provisions of Sarbanes-Oxley, the SEC has issued rules specifying the types of services that an independent registered public accountant may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent registered public accountant. Accordingly, the Audit Committee has adopted, and the Board has ratified, the Audit and Non-audit Services Pre-approval Policy that sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent registered public accountant may be pre-approved.

        Under the Audit and Non-audit Services Pre-approval Policy, the Audit Committee considers whether services performed by the independent registered public accountant are consistent with the SEC's rules on auditor independence. The Audit Committee also considers whether the independent registered public accountant is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors are considered as a whole, and no one factor is necessarily determinative.

        The Audit and Non-audit Services Pre-approval Policy provides for the annual pre-approval of specifically described categories of services (Audit, Audit-related, Tax and All Other) to be performed by the independent registered public accountant and an expected range of fees associated with each such category. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifies a different period. If a proposed service has not been pre-approved as part of the annual pre-approval process, the Audit Committee must specifically pre-approve the service and its expected range of fees. The Audit and Non-audit Services Pre-approval Policy also delegates pre-approval authority to the Chair of the Audit Committee. There were no exceptions to the Audit and Non-audit Services Pre-approval Policy in 2010.

How much did the Company pay to its independent registered public accountant for non-audit services?

        During 2010, the Company's independent registered public accountant, KPMG, performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining KPMG's independence. Please see "Proposal 3—Ratification of Appointment of KPMG LLP as Independent Registered Public Accountants for the Year ended December 31, 2011" for further detail regarding aggregate fees billed to us by KPMG during 2009 and 2010.

Where can I find more information about the corporate governance practices of the Company?

        Adolor's corporate governance practices and policies are available on the Investor Insights section of the Company's website (www.adolor.com) by selecting "Corporate Governance."

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE HEREIN SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board that is designed to comply with rules adopted by NASDAQ Global and the SEC. A copy of the written charter is available on the Investor Insights section of the Company's website (www.adolor.com) by selecting "Corporate Governance." The current members of the Audit Committee are Dr. Gemayel, Mr. Hager (chair) and Mr. Nickelson.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent registered public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including the selection of the Company's independent registered public accountants.

        The functions performed by the Audit Committee are not intended to duplicate or to certify the activities of management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are "independent" under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accountants on the basis of the information it receives, its discussions with management and the independent registered public accountants and the experience of the Committee's members in business, financial and accounting matters.

        In this context, the Audit Committee met and held discussions periodically in 2010 with management and the independent registered public accountants, including meetings with the independent registered public accountants during which management was not present. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Company's independent registered public accountants also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications of the independent registered public accountants with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent registered public accountants and the Audit Committee's review of the representations of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC.

Respectfully submitted,
Audit Committee: Georges Gemayel, Ph.D. George V. Hager, Jr. (Chair) Donald Nickelson

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") section provides information regarding the compensation program in place in 2010 for the Company's President and Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), the Company's two other executive officers and one individual who served as an executive officer in 2010 (collectively, the "Named Executive Officers" or "NEOs"). It includes information regarding, among other things, how compensation decisions are made, the overall objectives of our compensation program, a description of the various components of compensation that we provide and other information pertinent to understanding our executive officer compensation program.

Governance Relating to Executive Compensation Decisions

        The Compensation Committee of our Board of Directors (the "Committee") consists of three independent members of the Board of Directors and has responsibility for reviewing and approving all compensation decisions for the NEOs. The Committee submits its decisions to the independent members of the Board for ratification. The Committee acts pursuant to a written charter that has been approved by our Board. In connection with these duties, the Company's Human Resources Department supports the Committee in its work. In addition, the Committee retained Radford, an outside compensation consulting firm with substantial experience in the life sciences industry, to advise the Committee on matters related to the compensation of the NEOs. The following summarizes the roles of each of the key participants in the executive compensation decision-making process.

  Compensation Committee

  •
  Fulfills the Board of Directors' responsibilities relating to compensation of the Company's executive officers.

  •
  Oversees implementation and administration of the Company's compensation and employee benefits programs, including incentive compensation and equity compensation plans.

  •
  Reviews and approves Company goals and objectives and in light of these, evaluates the CEO's performance and sets his annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

  •
  Reviews and approves compensation for all other executive officers of the Company including annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

  Board of Directors

  •
  Ratifies executive compensation decisions made by the Committee.

  CEO

  •
  Presents to the Committee the performance evaluation of and compensation recommendations for each of the other executive officers.

  Compensation Consultant

  •
  Reports directly to the Committee.

  •
  Assists the Committee with the review and update of the Peer Group (as defined below) for competitive pay and benchmarking purposes.

  •
  Reviews relevant market data and advises the Committee on setting the CEO's pay.

  •
  Reviews relevant market data and compensation recommendations for all other executive officers.

  •
  Informs the Committee of regulatory developments and how these may affect the Company's compensation program.

Objectives of Our Compensation Program

        The compensation program for our executive officers is designed to attract, retain and reward talented executives who can contribute to the Company's long-term success and thereby build value for our stockholders. In general terms, the Committee believes that by seeking to place greater emphasis on variable pay incentives and longer-term compensation, rather than base salary compensation, it will more effectively align the interests of executives with the Company's stockholders. Furthermore, this emphasis enables the Company to attract executives who are willing to sacrifice current earnings and the retirement benefits generally offered by larger companies for potential long-term gains in a less stable and riskier environment. The Committee believes that Adolor stockholders share a similar risk profile.

        We strive to closely align the compensation paid to our executive officers with the performance of the Company on both a short-term and long-term basis. The compensation program for executive officers consists of the following principal components:

  •
  base salary;

  •
  annual cash incentive award; and

  •
  long-term incentive compensation in the form of stock options and/or stock awards or units.

        The Committee believes that our stockholders are best served when we can attract and retain talented executives by providing compensation packages that are competitive but fair. The Committee seeks to structure a compensation program for NEOs that is competitive to the "Collected Market Data" (as more fully described below) with respect to cash compensation and long-term equity compensation. At the same time, the Committee believes it is important to provide its NEOs with the opportunity to exceed the targeted compensation levels for achievement of key strategic initiatives and superior operational performance as evidenced by such benchmarks as research and development program progress, revenue growth and management of capital.

        By providing our executives with a mix of equity and cash compensation, the Committee believes it can better align the interests of our executives with the short- and long-term interests of our stockholders. While there is no pre-established target for the allocation of equity and cash compensation, the Committee believes that the current mix of compensation programs for the NEOs strikes the correct balance between equity and cash compensation and is aligned with the Company's stated pay philosophy. The Committee believes that, by delivering a meaningful percentage of compensation in the form of equity, the level of executive compensation will correlate with the creation of long-term value for our stockholders as measured by stock price appreciation. Depending on whether, and to what extent, established strategic, financial and operational goals are achieved, the actual split between cash and equity compensation in any given year could vary from the target levels. For 2010, the mix of compensation between cash and equity as reflected in the Summary Compensation Table was approximately 69% and 31%, respectively, for the CEO and approximately 83% and 17%, respectively, for the other NEOs.

        The equity component of our compensation plan for our NEOs historically has taken the form of stock options; over the past several years, equity compensation also has included the use of time-based or performance-based deferred stock units ("DSUs"). Performance-based DSUs may be triggered upon specified clinical, regulatory or commercial milestones. We believe these are appropriate instruments to drive long-term stockholder value, provide retention incentives to our NEOs and manage our equity shares in an efficient manner.

        Collected Market Data.    The Collected Market Data consist of the total compensation delivered by certain comparable publicly-traded biotechnology companies with which we compete for executive talent (the "Peer Group"), as well as additional published survey data provided by Radford, including the Radford Global Life Sciences Survey of compensation data.

        In late 2009 and again in late 2010, Radford assisted the Committee in updating the Peer Group for competitive pay and performance benchmarking. The Peer Group is developed by reference to a number of criteria, including: number of employees; last fiscal year revenue; market capitalization; business model; and therapeutic area and stage of development. The appropriateness of the Peer Group is reviewed annually by the Committee against these criteria. Based on this review, companies may be excluded due to acquisitions or changes in trading status or size; likewise, relevant peer companies may be added. The 2009 Peer Group, which consisted of 20 companies, was considered when determining the NEO base salaries for 2010 and the equity awards granted in September 2010. The 2010 Peer Group was considered when establishing the NEO base salaries for 2011.

        The 2010 Peer Group consists of the following 21 companies*:

Acadia Pharmaceuticals Inc.	Osiris Therapeutics, Inc.
ARIAD Pharmaceuticals, Inc.	Pain Therapeutics, Inc.
BioCryst Pharmaceuticals, Inc.	POZEN, Inc.
Cornerstone Therapeutics Inc.	Progenics Pharmaceuticals, Inc.
DURECT Corporation	Repligen Corporation
Dyax Corp.	Spectrum Pharmaceuticals, Inc.
Dynavax Technologies Corporation	Synta Pharmaceuticals Corp.
Idenix Pharmaceuticals, Inc.	Telik, Inc.
Infinity Pharmaceuticals, Inc.	XOMA, Ltd.
Ligand Pharmaceuticals Incorporated	Zalicus Inc.
NPS Pharmaceuticals, Inc.

*
The 2010 Peer Group includes three companies (Cornerstone Therapeutics Inc., POZEN, Inc. and Zalicus Inc.) that were not included in the 2009 Peer Group, and it does not include two companies (Akorn, Inc. and InterMune, Inc.) that were included in the 2009 Peer Group.

Material Tax and Accounting Implications of the NEO Compensation Program

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the three other most highly compensated executive officers. Specified compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. Where possible, the Committee generally seeks to structure compensation amounts and plans that meet the requirements for deductibility under this provision. Specifically, the Committee has taken steps to qualify the stock option awards as performance-based compensation for this purpose. While the Committee believes it is important to consider Section 162(m), it also believes that stockholder interests are best served by not restricting the Committee's discretion and flexibility in crafting the executive compensation program, even if non-deductible compensation expenses could result.

        The Committee also considers the accounting implications to the Company of its executive compensation decisions, including, among other things, the financial statement impact of equity compensation awards as determined pursuant to Financial Accounting Standards Board Accounting Standards Codification 718, Stock Compensation ("ASC 718").

Discussion and Analysis of our 2010 Compensation Program and Awards

        This section describes and analyzes each of the elements of our compensation program for our executive officers, including why the Committee chooses to include these items in the compensation program, the details of the compensation amounts granted to NEOs in 2010 and the Committee's rationale for awarding these compensation amounts.

Cash Compensation

        Total cash compensation is delivered in the form of base salary and annual cash incentive awards or bonuses under a performance-based Incentive Compensation Plan (the "ICP") approved by the Board. Base salary is included in the Company's compensation package for the executive officers because the Committee believes it is both necessary and appropriate that some portion of the compensation be provided to executives in a form that is fixed and liquid. Performance-based bonuses under the ICP are included in the package because they permit the Committee to incentivize our executives in any particular year to pursue particular objectives that the Committee believes are consistent with the overall goals and strategic direction that the Board has set for our Company and that also are aligned with stockholder interests. The components comprising the cash portion of total compensation are described below.

        Salary.    In setting salaries, the Committee is generally mindful of its overall goal of keeping base salary compensation for its executive officers competitive with the Collective Market Data for that particular position. Because the Company's business is becoming more complex and the industry and general economic environment have become more challenging, the Committee takes particular care to ensure that these factors are recognized in the calculation of base salary. While we generally seek to be competitive, we reserve the right to pay base salaries at a higher percentile to entice or retain select executives with particular skill sets and/or experience.

        Merit increases are typically approved each year in December or January for the upcoming fiscal year. In addition, the Committee will review and approve salaries of our executive officers at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of an individual's performance compared to an individual's responsibilities and objectives, contribution and level of pay compared to the Collected Market Data. For the NEOs other than the CEO, our CEO makes recommendations to the Committee concerning adjustments to salary. As the value of the annual bonus is expressed as a multiple of base salary, a higher base salary will result in a higher bonus award, assuming the same level of achievement against goals.

        For 2010, our CEO's base salary was set by the Committee at $446,505, which is at approximately the 25th percentile of CEO base salaries reflected in the Collected Market Data. Salaries for our other NEOs employed as of December 31, 2010 (Messrs. Webster, Limongelli and Maurer) ranged from $262,880 to $341,445; the Committee believes that the base salaries of these NEOs are consistent with the 50th percentile of executive base salaries reflected in the Collective Market Data for comparable positions. In December 2010, the Committee approved, and the Board ratified, an increase of 2.5% in base salaries for 2011 over 2010 levels for each of the NEOs, except for Mr. Maurer, who received an 8.4% increase in his base salary.

        For 2010, base salary of the CEO constituted approximately 72% of his total cash compensation (excluding all other compensation); for the other NEOs employed by the Company at year-end, base salaries constituted approximately 79% to 80% of the total cash compensation (excluding all other compensation), with bonuses in each case constituting the remaining portion of cash compensation.

        Bonus Plan.    Our NEOs participate in a cash bonus plan, the ICP. This plan provides cash compensation to our executive officers only if, and to the extent that, annual performance conditions set by the Committee are achieved. Whether, and to what extent, bonuses under the ICP are paid depends entirely on the extent to which the established corporate objectives contained within the ICP for that year are attained. The Committee believes that the achievement of these objectives ultimately will contribute to the long-term success of the Company. Following a determination of achievement against the corporate objectives, the Committee may subjectively consider the individual achievements of each NEO in arriving at a final determination of the amount of bonus, if any, to be awarded to an NEO.

        The corporate objectives referenced in the ICP are developed with input from management, the Committee and the Board. Management, including the NEOs, develops preliminary recommendations for the Committee's review. The Committee then reviews management's preliminary recommendations and establishes the final ICP goals and weightings, which are intended to reflect the most important strategic and operational objectives for the Company. The final corporate objectives and weightings are then ratified by the independent members of the Board. In establishing final goals, the Committee strives to ensure that:

  •
  the incentives provided pursuant to the ICP are consistent with the strategic goals set by the Board for the Company;

  •
  the objectives set are sufficiently ambitious to provide a meaningful incentive; and

  •
  bonus payments, assuming target levels of performance are attained, will be consistent with the overall philosophy of the executive compensation program established by the Committee.

The Committee reserves the discretion to reduce or not pay bonuses under the ICP, even if the relevant performance targets are met, or to increase the bonus amount awarded under the ICP.

        The ICP and the corporate objectives for 2010 (the "2010 Corporate Objectives") were approved by the Board at its December 2009 meeting. The 2010 Corporate Objectives consisted of the following two components:

  •
  A commercial objective (50%) tied to net sales of ENTEREG of $35 million in 2010; and

  •
  A series of research and development objectives (50%) primarily consisting of the following elements:

  •
  in the Company's opioid induced constipation ("OIC") program, the completion of Phase 1 studies and the initiation of a Phase 2 study;

  •
  in the Company's delta opioid receptor agonist program, the completion of the osteoarthritis studies of ADL5859 and ADL5747 and the attainment of specified enrollment targets in the post-herpetic neuralgia (PHN) study of ADL5747; and

  •
  the advancement of the Company's preclinical programs.

In addition to the nearer-term focus of the commercial objective, the Board felt that a 50% weighting on R&D objectives provided a strong incentive to focus on attaining goals that it believes will further the creation of long-term value for Adolor stockholders. The Committee believes that the combination of the performance objectives within the 2010 ICP created a significantly high hurdle for achievement by each NEO.

        Each year, the Committee also considers the target bonuses under the ICP for each NEO in light of several factors, including:

  •
  the desire to ensure that a substantial portion of total compensation is performance-based;

  •
  the relative importance, in any given year, of the short-term performance objectives established pursuant to the ICP; and

  •
  the advice of Radford as to compensation practices at other companies in the Collective Market Data.

        The target bonus percentage in 2010 for the CEO was 55% of base salary, which is at the 50th percentile of target bonus percentages in the Collected Market Data. In setting this target bonus percentage, the Committee considered that Mr. Dougherty's base salary was at approximately the 25th percentile of the Collected Market Data and that, even with a bonus payout at target, his total cash compensation would be only at the 25th percentile for the Collected Market Data. For the other NEOs, the target bonus was 35% of base salary for Messrs. Webster, Limongelli and Maurer, which is at the 50th percentile of the Collected Market Data.

        The actual amount of an ICP bonus award is determined based on the level of achievement against the pre-established corporate objectives, and also may include a subjective assessment of individual performance for each NEO. The ICP provides the NEOs with the opportunity to earn bonuses that exceed target levels for exceeding performance objectives and, conversely, penalizes the NEOs for missing these objectives. For 2010, a minimum ICP score of 60% was required for any awards to be paid under the ICP. At the end of each fiscal year, the Committee is responsible for assessing the performance of the Company against the ICP performance criteria and determining the level of awards, if any, under the ICP. The CEO provides his recommendations to the Committee with respect to the performance and award levels, if any, under the ICP for each NEO other than the CEO. The Committee will make its own determination, which it then presents to the independent members of the Board for ratification.

        For 2010, the Committee assessed the Company's level of achievement against each of the 2010 Corporate Objectives and determined that the Company had achieved at a level equal to 73%. With respect to the commercial objective, the Board considered ENTEREG net sales of $25.4 million for the year ended December 31, 2010, which resulted in a weighted average score of 36.3. For the R&D objectives, the Committee considered, among other things, the following in assessing a weighted average achievement of 36.7 against the established goals:

  •
  in the OIC program, the successful conclusion of a series of Phase 1 studies and the initiation of a Phase 2 study of ADL5945, in each case on timelines consistent with the approved objectives;

  •
  in the delta opioid receptor agonist program, the completion of the osteoarthritis studies of ADL5859 and ADL 5747 ahead of schedule, offset slightly by enrollment levels in the PHN study of ADL5747 that were below targeted levels; and

  •
  the Company's progress on its early-stage candidates, particularly with ADL6906 (beloxepin) where the Company completed Phase 1 testing during 2010.

        The Committee also considered certain other factors outside of the ICP, including the decision to discontinue the delta opioid receptor agonist program in light of the results from the Phase 2 studies, the Company's stock price performance during 2010 and the overall level of ENTEREG sales during 2010. In light of these considerations, the Committee exercised its discretion to reduce the level of targeted payout under the ICP to 70% of the target bonus levels.

        With respect to the Committee's subjective assessment of the individual performance of the NEOs, the Committee determined that the performances of Messrs. Dougherty, Webster and Limongelli were consistent with expectations and determined their respective ICP scores were equal to 70.0. For Mr. Maurer, the Committee determined that he should be recognized with a larger ICP award because of his assumption of additional responsibilities at the Company and determined his individual ICP score to be 75.0.

Long-term Incentive Compensation

        Types of Equity Awards.    Equity awards to our NEOs can be made pursuant to our Amended and Restated 2003 Stock-Based Incentive Compensation Plan (the "2003 Plan"), which has been approved by Adolor stockholders. The 2003 Plan provides for awards in the form of incentive stock options and non-qualified stock options (collectively, "stock options") and for DSUs and restricted stock awards (collectively, "stock awards"). In determining the mix of stock options and stock awards, the Committee considers the following factors, discussed in more detail below: the total shares available under the 2003 Plan and the most efficient use of the available shares; Peer Group and Collected Market Data comparisons; and retention and motivation of the NEOs.

        Equity Compensation Awards for 2010.    In September 2010, the independent members of the Board ratified the Committee's award of time-vested DSUs and performance-based DSUs to the NEOs shown in the table below and to the Company's Vice Presidents; all other employees of the Company as of the grant date received time-vested DSUs. The time-vested DSU awards will vest in full on September 10, 2012. The performance-based DSU awards will vest with respect to fifty percent (50%) of the shares at such time as annual net sales of ENTEREG as measured through the year ended December 31, 2012 and as reported in the Company's Form 10-K for the year ended December 31, 2011 or December 31, 2012 (as the case may be) filed with the SEC are equal to or in excess of $40 million. The other fifty percent (50%) of the performance-based DSU award shares shall vest at such time as the Company successfully completes a Phase 2 study in patients suffering from OIC.

        The stock awards granted in September 2010 to the NEOs of the Company are as follows:

	Fiscal Year 2010 Awards
	Time-vested DSUs	Performance-based DSUs
Michael R. Dougherty	262,500	87,500
John M. Limongelli	112,500	37,500
Stephen W. Webster	82,500	27,500
George R. Maurer	82,500	27,500

        In determining the type and level of equity awards granted to the NEOs in September 2010, the Committee put significant emphasis on its desire to retain the current management team in light of the business challenges facing the Company and to align the interests of the NEOs with the Company's stockholders. The time-vested DSU awards that were made to all employees, including the NEOs, were primarily intended to foster retention of the current employees of the Company; the performance-based DSU awards also were intended to foster retention of the NEOs and the other management employees within the Company, but to more closely align the interests of the Company's stockholders with the NEOs through specified and measurable goals that the Committee believes ultimately will improve the Company's valuation. The Committee considered awarding stock options in lieu of, or in combination with, stock awards, but felt that solely using stock awards in 2010 would be a more effective retention tool. In addition, the Committee considered the total shares available under the 2003 Plan and concluded that, given the limited capacity of the 2003 Plan at that time, stock awards were a more efficient tool. During its deliberations, the Committee considered an analysis prepared by Radford that considered various designs for executive retention programs, historical examples of such programs within the life sciences industry and the appropriate award levels for each NEO in light of the Peer Group and the Collected Market Data and the program design.

        Practices Regarding the Grant of Options.    The Company generally has followed a practice of making all annual stock option grants to its executive officers on a single date each year. For the last several years, at its regularly scheduled meeting usually in December or early January, the Board has ratified the annual option grants made by the Committee. At a meeting prior to the last Board meeting of the year, the Committee approves these annual grants, which are then subject to the ratification by the Board. The dates of the Board and Committee meetings are determined approximately a year in advance based on the Board members availability for a meeting. We do not otherwise have any program, plan or practice to time annual option grants to our executives in coordination with the release of material non-public information. In 2010, the Company did not grant any stock options to its executive officers.

        While the bulk of our stock option awards to NEOs have historically been made pursuant to our annual grant program, the Committee retains the discretion to make additional awards to NEOs at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. In 2010, the September award grants of time-vested DSUs and performance-based DSUs were made primarily to encourage retention of the NEOs in light of the Company's financial condition. The Committee generally follows the practice of making awards outside of the annual grants only during a time when our NEOs would be permitted, pursuant to our insider trading policy, to trade in our securities. Other than in this respect, we do not have any program, plan or practice to time equity awards in coordination with the release of material non-public information.

Other Benefits

        401(k) Plan.    Under the Adolor Corporation 401(k) Savings Plan (the "401(k) Plan"), a tax-qualified retirement savings plan, all employees, including our NEOs, may contribute up to 90 percent of regular earnings on a before-tax or after-tax basis into their 401(k) Plan accounts, subject to the limits imposed by the IRS. In addition, under the 401(k) Plan, we may determine to make a matching contribution to a participating employee's account. We have determined to match an amount equal to $0.50 for each dollar contributed by participating employees on the first six percent of their regular earnings, subject to any limitations imposed by the IRS. Because we do not sponsor a defined benefit pension plan, the 401(k) Plan matching contribution allows Adolor to remain competitive with other companies in its industry that provide retirement savings vehicles for their employees. Adolor employees vest in all matching contributions made by the Company under the 401(k) Plan ratably over a four-year period. As of December 31, 2010, approximately 77% of the Company's employees participated in the 401(k) Plan.

        Letter Agreements.    The Company has entered into letter agreements with each NEO that provide for payments and other benefits if the officer's employment is involuntarily terminated by the Company for any reason other than "Cause," death or "Disability," as these terms are defined in the letter agreements. These letter agreements also provide for payments and other benefits upon a qualifying event or circumstances after there has been a "Change in Control" (as defined in the agreements) of the Company. The Committee reviews and approves the terms of each letter agreement prior to execution and believes that the terms contained in these agreements are reasonable and customary for agreements of this type. For additional information regarding the letter agreements, including a definition of key terms and a quantification of benefits that would have been received by our NEOs had termination occurred on December 31, 2010, please see the section entitled "2010 Potential Payments Upon Termination or Change in Control."

        The Committee believes that these letter agreements are an important part of overall compensation for our NEOs. The Committee believes that these agreements will help to secure the continued employment and dedication of our NEOs, notwithstanding any concern that they might have at such time regarding their own continued employment, prior to or following a change in control. The Committee also believes that these agreements are important as a recruitment and retention device, as many of the biotechnology and pharmaceutical companies with which we compete for executive talent have similar agreements in place for their executive officers.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors of Adolor Corporation oversees the Company's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

        In reliance on the review and discussions referred to above, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Statement to be filed in connection with the Company's 2011 Annual Meeting of Stockholders, which will be filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE
Paul Goddard, Ph.D. Claude H. Nash, Ph.D. (Chair) Donald Nickelson

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Drs. Goddard and Nash and Mr. Nickelson. There are currently no compensation committee interlocks or insider participation on the Compensation Committee.

EXECUTIVE COMPENSATION TABLES

        The following table summarizes the compensation of the Company's NEOs for the years ended December 31, 2010, 2009 and 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)		Non-equity Incentive Plan Compensation ($)(4)		Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)		Total ($)
Michael R. Dougherty. President & CEO	2010 2009 2008	$ $ $	446,370 453,949 423,942	— — —	$ $ $	283,500 201,000 33,840	$ $	— 404,800 397,600	$ $ $	171,904 120,381 151,900	— — —	$ $ $	7,350 7,350 4,600	$ $ $	909,124 1,187,480 1,011,882
Stephen W. Webster(6) Senior Vice President, Finance & Chief Financial Officer	2010 2009 2008	$ $ $	341,342 347,138 156,250	— — —	$ $	89,100 60,300 —	$ $	— 133,800 437,500	$ $ $	83,654 45,191 63,400	— — —	$ $ $	7,350 7,350 3,000	$ $ $	521,446 593,779 660,150
John M. Limongelli(6) Senior Vice President, General Counsel & Secretary	2010 2009 2008	$ $ $	341,342 347,138 77,500	— — —	$ $	121,500 80,400 —	$ $	— 163,600 277,500	$ $ $	83,654 55,234 63,400	— — —	$ $ $	7,350 7,350 1,750	$ $ $	553,846 653,722 420,150
George R. Maurer(6) Senior Vice President, Technical Operations	2010 2009	$ $	262,651 256,424	— —	$ $	89,100 86,850	$	— 122,000	$ $	69,006 39,060	— —	$ $	— —	$ $	420,757 504,334
Eliseo O. Salinas, MD, MSc(6) Senior Vice President, Research & Development & Chief Medical Officer	2010 2009 2008	$ $ $	223,118 453,949 228,846	— — —	$ $	— 107,200 —	$ $	— 202,400 556,500	$ $	— 109,438 138,100	— — —	$ $ $	4,462 7,350 3,923	$ $ $	227,580 880,337 927,369

(1)
Amounts in this column would include non-equity guaranteed or discretionary bonuses, hiring bonuses and relocation bonuses. Bonuses awarded under the Company's ICP are reflected in the column entitled "Non-Equity Incentive Plan Compensation."

(2)
The amounts shown in this column represent the aggregate grant date fair value computed in accordance with ASC 718. For information related to stock awards made to the NEOs in 2010, see the 2010 Grants of Plan-Based Awards Table below. For those stock awards made in 2010, 2009 and 2008 that are subject to performance conditions, the amounts shown include the value of the award at the grant date based upon the probable outcome of such condition, which amount is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC 718, excluding the effect of estimated forfeitures. Assuming all performance conditions were achieved, the value of the stock awards is as follows: Mr. Dougherty: $378,000, $271,800 and $33,840 in 2010, 2009 and 2008, respectively; Mr. Webster: $118,800 and $104,550 in 2010 and 2009, respectively; Mr. Limongelli: $162,000 and $124,650 in 2010 and 2009, respectively; Mr. Maurer: $118,800 and $86,850 in 2010 and 2009, respectively; and Dr. Salinas: $178,000 and $141,000 in 2009 and 2008, respectively.

(3)
The amounts shown in this column represent the aggregate grant date fair value computed in accordance with ASC 718. For information related to stock option awards made to the NEOs in 2010, see the 2010 Grants of Plan-Based Awards Table below.

(4)
The amounts shown in this column constitute awards earned in 2010 under the ICP; amounts earned were paid in March 2011.

(5)
For each NEO, amounts in 2010 consist of Company matching contributions to the Company's 401(k) Plan made on behalf of each of the NEOs.

(6)
Messrs. Webster and Limongelli and Dr. Salinas joined the Company on June 23, 2008, September 18, 2008 and June 2, 2008, respectively. Mr. Maurer was appointed as an Executive Officer of the Company on January 6, 2009. Dr. Salinas resigned effective as of July 2, 2010.

 2010 Grants of Plan-based Awards Table

        The table below sets forth certain information with respect to plan-based awards granted during the year ended December 31, 2010, to each of the NEOs listed in the Summary Compensation Table above.

		Estimated Possible Payouts Under Non-equity Incentive Plan Awards(1)
					All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)
							Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Michael R. Dougherty.	1/1/2010	$147,347	$245,578	$491,156
	9/9/2010				262,500			$283,500
	9/9/2010				87,500			$0
Stephen W. Webster	1/1/2010	$71,703	$119,506	$239,012
	9/9/2010				82,500			$89,100
	9/9/2010				27,500			$0
John M. Limongelli	1/1/2010	$71,703	$119,506	$239,012
	9/9/2010				112,500			$121,500
	9/9/2010				37,500			$0
George R. Maurer	1/1/2010	$55,205	$92,008	$184,016
	9/9/2010				82,500			$89,100
	9/9/2010				27,500			$0

(1)
Represents the range of possible payments related to 2010 under the ICP. The "Threshold" amount represents payment at the 60% minimum ICP score. For 2010, the following awards were granted to the NEOs under the ICP, all of which are reported as Non-equity Incentive Plan Compensation in the Summary Compensation Table above: Mr. Dougherty: $171,904; Mr. Webster: $83,654; Mr. Limongelli: $83,654; and Mr. Maurer: $69,006.

(2)
Consists of stock unit awards under our 2003 Plan related to 2010 (awarded on September 9, 2010). The time-vested DSU awards (Mr. Dougherty: 262,500; Mr. Webster and Mr. Maurer: 82,500 each; and Mr. Limongelli: 112,500) vest in full on September 10, 2012. The performance-based DSU awards (Mr. Dougherty: 87,500; Mr. Webster and Mr. Maurer: 27,500 each; and Mr. Limongelli: 37,500) will vest with respect to fifty percent (50%) of the shares at such time as annual net sales of ENTEREG as measured through the year ended December 31, 2012 and as reported in the Company's Form 10-K for the year ended December 31, 2011 or December 31, 2012 (as the case may be) filed with the SEC are equal to or in excess of $40 million. The other fifty percent (50%) of the performance-based DSU award shares shall vest at such time as the Company successfully completes a Phase 2 study in patients suffering from OIC.

(3)
Amounts shown for awards are valued based on the aggregate grant date fair value of the awards granted in 2010 determined pursuant to ASC 718. See Note 8 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for a discussion of the assumptions used in calculating the grant date fair value pursuant to ASC 718. For those stock unit awards that are subject to performance conditions, the amounts shown reflect the fair value of the award at the grant date based upon the probable outcome of such condition, which amount is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC 718, excluding the effect of estimated forfeitures. For the awards of 87,500 DSUs, 27,500 DSUs, 37,500 DSUs and 27,500 DSUs to Messrs. Dougherty, Webster, Limongelli and Maurer, respectively, the fair value of the award at the grant date was determined to be $0.

Narrative to Summary Compensation and Grants of Plan-based Awards Tables

Salary

        We have employment agreements with each of our NEOs. For a more complete description of these agreements, please see the section of this Proxy Statement entitled "2010 Potential Payments Upon Termination or Change in Control."

        Base salaries for each NEO are reviewed and approved on at least an annual basis by the Compensation Committee. In December 2010, the Compensation Committee approved the following salaries for 2011: Mr. Dougherty $457,668; Mr. Webster $349,981; Mr. Limongelli $349,981; and Mr. Maurer $285,000. These amounts are not reflected in the summary compensation table above.

Awards

        The Compensation Committee approved the ICP, which provided our NEOs with the opportunity to earn a cash incentive award if certain pre-established objectives were attained. For 2010, each NEO earned a bonus amount that was at a level equal to approximately 70% of the target bonus levels approved by the Board, except for Mr. Maurer, who received approximately 75% of his target bonus level. The bonus amounts earned by the NEOs are reported as "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above.

        2008 Equity Awards:    On January 4, 2008, Mr. Dougherty received a grant of 120,000 stock options, as well as a performance-based stock option award, the amount of which was to be determined by reference to the date by which the Company secured U.S. Food and Drug Administration ("FDA") approval of ENTEREG. The performance-based stock option became subject to vesting on May 20, 2008 upon FDA approval of ENTEREG and will vest over three years following May 20, 2008 at the rate of 1/36th of the shares subject to the option per month. The stock options expire on January 4, 2018. Mr. Dougherty also received a grant of performance-based DSUs on January 4, 2008 under the Company's 2003 Plan. The amount of the award and the vesting of such award were determined by reference to the date on which the FDA approved ENTEREG for the treatment of postoperative ileus. Under the terms of the award, Mr. Dougherty received 8,000 shares of common stock following FDA approval of ENTEREG in May 2008.

        Upon the commencement of their employment with the Company in 2008, Messrs. Webster and Limongelli and Dr. Salinas received grants of 125,000, 125,000 and 150,000 stock options, respectively, with per share exercise prices of $5.32, $3.39 and $5.64, respectively. Dr. Salinas also received a performance-based DSU award for 25,000 shares that vest as follows: (i) 12,500 shares on initiation of the first pivotal Phase 3 study for a product candidate (other than alvimopan or any combination product containing alvimopan) for the Company during his employment as Chief Medical Officer and (ii) 12,500 shares on the filing under his direction of an Investigational New Drug Application ("IND") with the FDA for a product candidate that was not a current IND development target at the time he joined the Company. In May 2010, Dr. Salinas vested in 12,500 shares following the filing of an IND related to ADL6906 (beloxepin). Dr. Salinas resigned from the Company, effective as of July 2, 2010.

        2009 Equity Awards:    In January 2009, Messrs. Dougherty, Webster, Limongelli and Maurer and Dr. Salinas received stock options of 160,000, 60,000, 70,000, 50,000 and 80,000, respectively, that vest over four years at the rate of 1/48th of the shares subject to the option per month (assuming continued employment), expire ten years after the grant date and have a per share exercise price of $1.77. Messrs. Dougherty, Webster and Limongelli and Dr. Salinas also received performance-based DSUs of 40,000, 25,000, 25,000 and 40,000, respectively, that would have vested in full at such time as the quarterly net sales of ENTEREG as measured through the quarterly period ending June 30, 2010 and as reported in the Company's Form 10-Q and/or Form 10-K (as the case may be) filed with the SEC are equal to or in excess of $12.5 million for two consecutive fiscal quarterly periods. As this performance condition was not met, these awards expired without vesting in 2010. Mr. Maurer received a time-vested DSU award of 15,000 shares that vests 25% per year over four years, the first vesting of which occurred on January 6, 2010.

        In December 2009, Messrs. Dougherty, Webster, Limongelli and Maurer and Dr. Salinas received stock options of 240,000, 70,000, 90,000, 70,000 and 120,000, respectively, that vest 25% per year over four years beginning one year after the date of grant, expire ten years after the grant date and have a per share exercise price of $1.34. Messrs. Dougherty, Webster, Limongelli and Maurer and Dr. Salinas also received time-vested DSUs of 150,000, 45,000, 60,000, 45,000 and 80,000, respectively. The DSU awards vest 40% on December 15, 2011 and 60% on December 15, 2013.

        2010 Equity Awards:    In September 2010, Messrs. Dougherty, Webster, Limongelli and Maurer received time-vesting DSUs of 262,500, 82,500, 112,500 and 82,500, respectively, that vest in full on September 10, 2012. Messrs. Dougherty, Webster, Limongelli and Maurer also received performance-based DSUs of 87,500, 27,500, 37,500, 27,500, respectively. These performance-based DSU awards will vest with respect to fifty percent (50%) of the shares at such time as annual net sales of ENTEREG as measured through the year ended December 31, 2012 and as reported in the Company's Form 10-K for the year ended December 31, 2011 or December 31, 2012 (as the case may be) filed with the SEC are equal to or in excess of $40 million. The other fifty percent (50%) of the performance-based DSU award shares shall vest at such time as the Company successfully completes a Phase 2 study in patients suffering from OIC.

Salary and Bonus in Proportion to Total Compensation

        For 2010, approximately 68% of our CEO's total compensation was delivered in the form of base salary and incentive bonus; for the other NEOs employed by the Company at year-end, the percentages ranged from approximately 77% to 82% of total compensation. As noted in the "Compensation Discussion and Analysis," we believe that our current compensation program aligns the interests of our NEOs with the interests of our stockholders, while also permitting the Compensation Committee to incentivize the NEOs to pursue specific performance goals. Please see the section of this Proxy Statement entitled "Compensation Discussion and Analysis" for a description of our compensation program and overall compensation philosophy.

Outstanding Equity Awards at Fiscal Year-End 2010

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(2)	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Michael R. Dougherty	100,000		—	—	$14.55	11/04/2012
	5,000		—	—	13.15	1/9/2013
	20,000		—	—	18.86	10/27/2013
	50,000		—	—	20.49	1/6/2014
	65,000		—	—	9.78	1/6/2015
	100,000		—	—	14.71	1/6/2016
	400,000		—	—	8.24	12/14/2016	37,500	(4)	$45,375
	93,437		21,563	—	3.72	9/17/2017
	20,000	(5)	—	—	4.23	1/4/2018
	87,499		32,501	—	4.23	1/4/2018
	76,666		83,334	—	1.77	1/6/2019
	60,000		180,000	—	1.34	12/15/2019	150,000	(6)	$181,500
	—		—	—	—	—	262,500	(8)	$317,625
	—		—	—	—	—	87,500	(9)	$105,875
Stephen W. Webster	78,124		46,876	—	$5.32	6/23/2018
	28,749		31,251	—	1.77	1/6/2019
	17,500		52,500	—	1.34	12/15/2019	45,000	(6)	$54,450
	—		—	—	—	—	82,500	(8)	$99,825
	—		—	—	—	—	27,500	(9)	$33,275
John M. Limongelli	70,312		54,688	—	$3.39	9/18/2018
	33,541		36,459	—	1.77	1/6/2019
	22,500		67,500	—	1.34	12/15/2019	60,000	(6)	$72,600
	—		—	—	—	—	112,500	(8)	$136,125
	—		—	—	—	—	37,500	(9)	$45,375
George R. Maurer	9,000		—	—	$14.82	11/11/2012
	729		—	—	13.24	1/17/2013
	8,500		—	—	22.24	1/12/2014
	4,035		—	—	11.54	9/20/2014
	3,812		—	—	9.78	1/6/2015
	25,000		—	—	10.30	4/13/2015
	35,000		—	—	14.71	1/6/2016
	44,062		938	—	7.54	1/4/2017
	21,874		3,126	—	3.83	6/13/2017
	25,520		9,480	—	4.23	1/4/2018
	23.958		26,042	—	1.77	1/6/2019	11,250	(7)	$13,613
	17,500		52,500	—	1.34	12/15/2019	45,000	(6)	$54,450
	—		—	—	—	—	82,500	(8)	$99,825
	—		—	—	—	—	27,500	(9)	$33,275

(1)
All stock options granted prior to December 15, 2009 vest over four years at the rate of 1/48th of the shares subject to the option per month. All stock options granted on or after December 15, 2009 vest annually in equal parts of 1/4th of the grant amount beginning one year after the date of grant.

(2)
The stock option grant date for each award listed is ten years prior to the respective option expiration date.

(3)
Calculated as the number of unvested shares multiplied by the closing price of our Common Stock on December 31, 2010 of $1.21.

(4)
These shares of restricted stock vest on the earlier of the date that the FDA approves for commercial sale an NDA for alvimopan for use in opioid bowel dysfunction or a change in control of the Company as defined in the Plan.

(5)
This performance-based stock option was granted January 4, 2008, subject to an initial vesting event that occurred on the date the alvimopan NDA was approved for use in postoperative ileus (May 20, 2008). The options vest in equal parts 1/36 of the total per month beginning one month after date of initial vesting.

(6)
Time-vested DSU awards that vest 40% on December 15, 2011 and 60% on December 15, 2013.

(7)
Time-vested DSU award that vests 25% per year over four years with the first vesting to occur on January 6, 2010.

(8)
Time-vested DSU awards that vest in full on September 10, 2012.

(9)
Performance-based DSU awards that vest 50% at such time as annual net sales of ENTEREG as measured through the year ended December 31, 2012 and as reported in the Company's Form 10-K for the year ended December 31, 2011 or December 31, 2012 (as the case may be) filed with the SEC are equal to or in excess of $40 million and 50% at such time as the Company successfully completes a Phase 2 study in patients suffering from OIC. The terms of the award do not provide for the right to vote or receive dividends or other distributions in respect of our Common Stock prior to the lapse of the restrictions.

Option Exercises and Stock Vested in 2010

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Michael R. Dougherty.	—	—	—	—
Stephen W. Webster	—	—	—	—
John M. Limongelli	—	—	—	—
George R. Maurer	—	—	3,750	$5,700
Eliseo O. Salinas, M.D., MSc.	—	—	12,500	$19,625

(1)
For Mr. Maurer, represents the vesting on January 6, 2010, of a time-vested DSU award originally granted in January 2009; for Dr. Salinas, represents the vesting on May 24, 2010, of a performance-based DSU award upon the filing under his direction of an IND application with the FDA for a product candidate that was not a current IND development target at the time he joined the Company.

(2)
Calculated as the number of vested shares multiplied by the closing price of our common stock on January 6, 2010 ($1.52) and May 24, 2010 ($1.57), respectively.

 2010 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        We have entered into letter agreements with each of our NEOs that provide for compensation and benefits in the event that the NEO's employment with us is terminated, including terminations in connection with a Change in Control (as described below) of Adolor. To be covered by the letter agreements, an NEO must be either terminated by the Company "without cause" or the NEO must terminate his employment for "good reason." A termination by the Company of an NEO for "cause" would not trigger any liability to an NEO under his respective letter agreement. The letter agreements define "cause" as:

  •
  a conviction of a felony;

  •
  an intentional act of fraud, embezzlement or theft in the course of his employment with the Company;

  •
  a willful and deliberate failure to perform his duties in any material respect; or

  •
  engagement in gross negligence in the course of his employment with the Company.

For an act to be considered "intentional" or "gross negligence," an NEO must act in bad faith and without reasonable belief that the act or omission was in the best interest of the Company.

        Under the agreements, "good reason" will exist if, without the NEO's written consent:

  •
  the NEO is assigned any duties or responsibilities inconsistent with the scope of the duties and responsibilities associated with the NEO's title or position;

  •
  suffers a material change in the duties, responsibilities, reporting rights or obligations, or effective authority associated with that NEO's title and position as set out in the letter agreement;

  •
  the NEO's base salary is decreased by the Company, or the NEO's benefits under any of the Company's plans or programs are in aggregate materially decreased;

  •
  we fail to pay the NEO's compensation, employee benefits or reimbursements when due; or

  •
  there is in connection with a Change of Control a relocation of the NEO's place of employment by more than fifty miles from the NEO's then-current principal office.

        Any of the following situations would constitute a "Change of Control" under the letter agreements:

  •
  the consummation of a merger or consolidation of the Company in which the stockholders of the Company immediately prior to such merger or consolidation would not, immediately after such merger or consolidation, beneficially own fifty percent or more of the combined voting power of the acquiring company;

  •
  the stockholders of the Company approve a plan of complete liquidation or dissolution of the company; or

  •
  the sale or disposition by the Company of all or substantially all of the Company's assets, subject to certain limited exceptions.

        In the case of a termination due to death of an NEO, an NEO's estate will be entitled to receive the continuation of the NEO's base salary through the end of the month in which the NEO's death occurs and a pro-rated bonus payment for the year of death (based on the bonus paid in the preceding calendar year). The estate also will receive any benefits available under any program (including life insurance) maintained by the Company that cover the NEO.

        The letter agreements are intended to comply with the requirements of Section 409A of the Code, which generally provides that any payments required to be made under the letter agreements would be delayed for a period of six months following the termination of employment.

Payment Obligations under Executive Letter Agreements upon Termination of Employment of a Named Executive Officer

        The following table sets forth our lump-sum payment obligations under the letter agreements upon a termination of the employment of our NEOs under various scenarios. The table assumes termination on December 31, 2010 and payment of such termination obligations as provided for in the letter agreements.

		Prior to Change in Control(1)		After or in Connection with Change of Control(2)
Name	Benefit(3)	Agreement Provision	Dollar Value of Benefit	Agreement Provision	Dollar Value of Benefit
Michael R. Dougherty	Severance—Base Salary(4)	1x base salary	$446,505	1x base salary	$446,505
	Severance—Bonus(4)	1x bonus paid for performance during prior calendar year	120,381	1x bonus paid for performance during prior calendar year	120,381
	Stock Options/Awards(5)	n/a	—	Unvested awards immediately vest; exercise period may be extended up to one year beyond termination date	650,375
	Benefits(6)	Coverage for 12 months	23,920	Coverage for 12 months	23,920
	Outplacement Services(7)	Coverage for 12 months	25,000	Coverage for 12 months	25,000

		Total	$615,806	Total	$1,266,181

Stephen W. Webster	Severance—Base Salary(4)	1x base salary	$341,445	1x base salary	$341,445
	Severance—Bonus(4)	1x bonus paid for performance during prior calendar year	45,191	1x bonus paid for performance during prior calendar year	45,191
	Stock Options/Awards(5)	n/a	—	Unvested awards immediately vest	187,550
	Benefits(6)	Coverage for 12 months	23,920	Coverage for 12 months	23,920
	Outplacement Services(7)	Coverage for 12 months	25,000	Coverage for 12 months	25,000

		Total	$435,556	Total	$623,106

John M. Limongelli	Severance—Base Salary(4)	1x base salary	$341,445	1x base salary	$341,445
	Severance—Bonus(4)	1x bonus paid for performance during prior calendar year	55,234	1x bonus paid for performance during prior calendar year	55,234
	Stock Options/Awards(5)	n/a	—	Unvested awards immediately vest	254,100
	Benefits(6)	Coverage for 12 months	23,920	Coverage for 12 months	23,920
	Outplacement Services(7)	Coverage for 12 months	25,000	Coverage for 12 months	25,000

		Total	$445,599	Total	$699,699

George R. Maurer	Severance—Base Salary(4)	1x base salary	$262,880	1x base salary	$262,880
	Severance—Bonus(4)	1x bonus paid for performance during prior calendar year	39,060	1x bonus paid for performance during prior calendar year	39,060
	Stock Options/Awards(5)	n/a	—	Unvested awards immediately vest	201,163
	Benefits(6)	Coverage for 12 months	18,498	Coverage for 12 months	18,498
	Outplacement Services(7)	Coverage for 12 months	25,000	Coverage for 12 months	25,000

		Total	$345,438	Total	$546,601

(1)
For termination prior to a Change in Control, an NEO is entitled to benefits under their respective letter agreement if his employment is terminated at any time (i) by him for good reason following 15 days written notice to the Company or (ii) by the Company without cause.

(2)
For termination after or in connection with a Change in Control, an NEO is entitled to benefits under his respective letter agreement if the NEO is terminated at any time during the 90 days before or the first twelve months following such change of control (i) by him for good reason following 15 days written notice to the Company or (ii) by the Company without cause.

(3)
The Company will not pay benefits to an NEO under his respective letter agreement if the NEO is terminated for cause by the Company.

(4)
The payment due to an NEO is equal to one times the NEO's then-current base salary and one times the NEO's bonus paid for his performance during the preceding calendar year.

(5)
For termination after or in connection with a Change in Control, all unvested stock options, restricted stock awards and DSUs held by an NEO vest immediately. For Mr. Dougherty, the exercise period for such stock options is extended for a period equal to the earlier of the expiration date of the option or one year following the termination date in the case of a termination after or in connection with a Change of Control. For stock options, the dollar value is calculated for "in-the-money" options by multiplying the number of accelerated options by the difference of $1.21, the closing price of the Company's Common Stock on December 31, 2010, and the option exercise price. As of December 31, 2010, there were no stock options held by the NEOs that were in the money. As of December 31, 2010, the NEOs hold the following shares of time-vested and performance-vested stock award units that would vest immediately upon a Change of Control and are included in this column at a price of $1.21 per share: Mr. Dougherty, 537,500 shares; Mr. Webster: 155,000 shares; Mr. Limongelli: 210,000 shares; and Mr. Maurer: 166,250 shares.

(6)
Under the letter agreements, medical, dental and life insurance coverage is provided to the NEO and his/her spouse and dependents for a period of 12 months. Values reported in the table reflect the projected value based on premium equivalent rates for continued medical and dental coverage for each NEO.

(7)
While outplacement services are not specifically provided for in the letter agreements, the Company has a practice of providing twelve months of this benefit to executive officers whose employment has been terminated.

NON-EMPLOYEE DIRECTOR COMPENSATION

        The Company compensates its non-employee directors through a mix of cash compensation and stock option grants. The elements of the non-employee directors' compensation during 2010 were as follows:

2010 Non-Employee Director Compensation

Annual Retainers/Meeting Fees:

•	Board Service Annual Retainer ($15,000 cash, paid quarterly; $5,000 paid in the form of a grant of DSUs)	$20,000
•	In-person or Telephonic Board Meeting Fees	$ 2,000/mtg.
•	Committee Service Fees
	• Audit Committee Chair Annual Retainer ($5,000 cash, paid quarterly; $4,000 in a grant of DSUs)	$ 9,000
	• Compensation and Nominating Committee Chair Annual Retainers ($2,500 cash, paid quarterly; $2,500 in a grant of DSUs)	$ 5,000
	• Non-chair Committee Member Fees (paid in cash, quarterly)	$ 2,500
•	Chairman of the Board Annual Retainer (paid in a grant of DSUs)	$13,500

Stock Option Compensation:

•	Initial Grant (upon first election or appointment to Board)	25,000 shares
•	Annual Grant (upon the date of the Annual Meeting)	20,000 shares

        The initial grant of 25,000 stock options to a non-employee director is made at the time of the earlier to occur of such director's appointment as a director by the Board or first election to the Board by stockholders. This initial award vests over a three-year period, with 33.3% becoming exercisable on each anniversary of the grant date. Upon the date of re-election to the Board at the Annual Meeting, a non-employee director will receive an annual grant of 20,000 stock options that vest in full on the first anniversary of the date of grant. The Board of Directors also may grant options to non-employee directors in addition to the automatic grants described above. Stock options granted to non-employee directors have a ten-year term and are granted with an exercise price equal to the fair market value of our Common Stock on the date of grant. On May 18, 2010, each non-employee director received an annual grant of stock options to purchase 20,000 shares of Common Stock at an exercise price of $1.60 per share, which will become fully exercisable as of May 18, 2011.

        The Company also reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Company business-related expenses. The Company does not provide retirement benefits or other perquisites to non-employee directors under any current program. Mr. Dougherty receives no remuneration for his service as a director.

        In February 2011, the Board approved certain changes to non-employee director compensation that will be effective following this Annual Meeting. The elements of the non-employee directors' compensation, effective as of May 17, 2011, are as follows:

2011 Non-Employee Director Compensation (effective as of May 17, 2011)

Annual Retainers/Meeting Fees:

•	Board Service Annual Retainer		$25,000
•	In-person or Telephonic Board Meeting Fees		$ 2,000/mtg.
•	Committee Chair Service Fees
	•	Audit Committee Chair Annual Retainer	$11,000
	•	Compensation Committee Chair Annual Retainer	$10,000
	•	Governance & Nominating Committee Chair Annual Retainer	$ 5,000
•	Committee Member Service Fees (Non-chair)
	•	Audit Committee Member	$ 7,500
	•	Compensation Committee Member	$ 6,500
	•	Governance & Nominating Committee Member	$ 2,500
•	Chairman of the Board Annual Retainer		$23,500

Stock Option Compensation:

•	Initial Grant (upon first election or appointment to Board)	45,000 shares
•	Annual Grant (upon the date of the Annual Meeting)	30,000 shares

        The initial grant of 45,000 stock options to a non-employee director is made at the time of the earlier to occur of such director's appointment as a director by the Board or first election to the Board by stockholders. This initial award vests over a three-year period, with 33.3% becoming exercisable on each anniversary of the grant date. At the Annual Meeting, each non-employee director who will continue to serve as such will receive an annual grant of 30,000 stock options that vest in full on the first anniversary of the date of grant. Stock options granted to non-employee directors have a ten-year term and are granted with an exercise price equal to the fair market value of our Common Stock on the date of grant. The Board of Directors also may grant options to non-employee directors in addition to the automatic grants described above.

 2010 Non-employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Armando Anido	$33,500	$7,500	$20,800	—	—	—	$61,800
Georges Gemayel, Ph.D	$38,000	$5,000	$20,800	—	—	—	$63,800
Paul Goddard, Ph.D.	$35,500	$5,000	$20,800	—	—	—	$61,300
George V. Hager, Jr.	$38,000	$9,000	$20,800	—	—	—	$67,800
David M. Madden	$33,000	$18,500	$20,800	—	—	—	$72,300
Guido Magni, M.D., Ph.D.	$33,500	$5,000	$20,800	—	—	—	$59,300
Claude H. Nash, Ph.D.	$35,500	$7,500	$20,800	—	—	—	$63,800
Donald Nickelson	$30,000	$5,000	$20,800	—	—	—	$55,800

(1)
Consists of the cash portion of the amounts described above under "Annual Retainers/Meeting Fees."

(2)
The amounts in this column reflect the aggregate grant date fair value computed in accordance with ASC 718. In 2010, each of the above directors received an award of 2,958 shares of Company Common Stock with a grant date fair value of $5,000, as computed in accordance with ASC 718. In addition, the Chairman of each of the Compensation Committee and Governance and Nominating Committee received an award of 1,479 shares of Company Common Stock with a grant date fair value of $2,500, the Chairman of the Audit Committee received an award of 2,366 shares of Company Common Stock with a grant date fair value of $4,000, and the non-executive chairman of the Board of Directors received an award of 7,988 shares of Company Common Stock with a grant date fair value of $13,500. These amounts represent Common Stock awards that were granted in 2010.

(3)
The amounts in this column reflect the aggregate grant date fair value computed in accordance with ASC 718. The grant date fair value of the stock options to purchase 20,000 shares of Common Stock that were awarded to each director in May 2010 each computed in accordance with ASC 718, is $20,800. At December 31, 2010, the aggregate number of stock option awards outstanding for each director was as follows: Mr. Anido, 170,000; Dr. Gemayel, 135,000; Dr. Goddard, 194,000; Mr. Hager, 170,000; Mr. Madden, 315,000; Dr. Magni, 95,000; Dr. Nash, 194,000; and Mr. Nickelson, 170,000.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the beneficial ownership of the Company's Common Stock as of February 15, 2011 (except as noted) by (i) the NEOs and the Company's directors; (ii) owners of more than five percent of the outstanding shares of the Company's Common Stock; and (iii) all executive officers and directors as a group. As of February 15, 2011, there were 46,427,507 shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Felix J. Baker(3)	6,947,343	14.96%
Julian C. Baker
667 Madison Avenue, New York, NY 10021
Wellington Management Company, LLP(4)	6,287,572	13.54%
75 State Street, Boston, MA 02109
FMR LLC(5)	3,745,889	8.06%
Edward C. Johnson 3d
82 Devonshire Street, Boston, MA 02109
Renaissance Technologies LLC(6)	2,326,800	5.01%
James H. Simons
Renaissance Technologies Holdings Corporation
800 Third Ave., New York, NY 10022
Michael R. Dougherty(7)(8)	1,317,533	2.77%
John M. Limongelli(7)	139,998	*
George R. Maurer(7)	241,370	*
Stephen W. Webster(7)	137,186	*
Armando Anido(7)	156,017	*
Georges Gemayel(7)	119,448	*
Paul Goddard(7)(9)	203,448	*
George V. Hager, Jr.(7)	158,007	*
David M. Madden(7)(10)	1,115,461	2.39%
Guido Magni, M.D., Ph.D(7)	68,850	*
Claude H. Nash(7)	210,672	*
Donald Nickelson(7)(11)	265,107	*
All executive officers and directors as a group (12 persons)(7)	4,133,097	8.38%

*
Less than 1%.

(1)
This table and the information included in the notes below are based upon information supplied by officers, directors and principal stockholders, including, in particular, reports filed on Schedule 13G and Form 4 with the SEC. Unless otherwise noted, the address for each individual above is c/o Adolor Corporation, 700 Pennsylvania Dr., Exton, PA 19341.

(2)
Based on 46,427,507 shares of Common Stock outstanding on February 15, 2011. Shares of Common Stock subject to stock options currently exercisable, or exercisable within 60 days of February 15, 2011, are deemed beneficially owned by the person holding such options. The percent of the outstanding shares of our Common Stock for any person or group who beneficially owned any shares pursuant to options that are exercisable within 60 days of February 15, 2011, is calculated assuming all such options have been exercised in full and adding the number of shares subject to such options to the total number of shares issued and outstanding on February 15, 2011 for such individual.

(3)
Messrs. Felix and Julian Baker (collectively, the "Baker Brothers") have shared voting and dispositive power with respect to 6,947,343 shares. The Baker Brothers have the power to control the investment decisions of the shares held by the following limited partnerships: (i) Baker Bros. Investments II, L.P.—2,902 shares; (ii) 667, L.P.—79,054 shares; (iii) Baker Brothers Life Sciences, L.P.—6,666,436 shares; (iv) 14159, L.P.—186,272 shares; and (v) Baker/Tisch Investments, L.P.—12,679 shares. As such, the Baker Brother may each be deemed to be beneficial owners of shares owned by such entities and may be deemed to have shared power to vote or direct the vote of and shares power to dispose of or direct the disposition of such securities.

(4)
Represents shares owned by clients of Wellington Management Company, LLP ("Wellington"), which serves as investment advisor to such clients. Wellington has shared voting power with respect to 5,863,761 shares and shared dispositive power with respect to 6,287,572 shares. Wellington has indicated that the Treasurer of the State of North Carolina Equity Investment Pooled Trust is the owner of record of more than five percent of Adolor's common stock.

(5)
The following information is based upon a Schedule 13G, as filed by FMR LLC ("FMR") and Edward C. Johnson 3d with the SEC:

  Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 53,745,889 shares as a result of acting as investment adviser to various investment companies. The ownership of one such investment company, Fidelity Select Biotechnology Portfolio, amount to 3,563,790 shares, or 7.7% of Adolor's common stock.

  Edward C. Johnson, 3d, Chairman of FMR, and FMR, through its control of Fidelity and its funds (the "Funds") each has sole dispositive power of the 3,745,889 shares owned by the Funds. Neither FMR nor Edward C. Johnson, 3d, has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

  Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Board of Trustees.

(6)
Shares are beneficially owned by Renaissance Technologies LLC ("RT") and Renaissance Technologies Holdings Corporation ("RTHC") which is the majority owner of RT. Per the Schedule 13G/A filed on February 11, 2011, James H. Simons is no longer deemed a control person and thus he disclaims any beneficial ownership in the shares held by RT and RTHC.

(7)
Common Stock and the percent of class listed as being beneficially owned include outstanding options to purchase Common Stock which are exercisable within 60 days of February 15, 2011, as follows: Mr. Dougherty, 1,108,122 shares; Mr. Limongelli, 139,998 shares; Mr. Maurer, 229,095; Mr. Webster, 137,186 shares; Mr. Anido, 150,000 shares; Dr. Gemayel, 115,000 shares; Dr. Goddard, 174,000 shares; Mr. Hager, 150,000 shares; Mr. Madden, 295,000 shares; Dr. Magni, 66,667 shares; Dr. Nash, 174,000 shares; Mr. Nickelson, 150,000 shares; and all directors and executive officers as a group, 2,889,068 shares.

(8)
Includes 37,500 restricted shares of Common Stock that will vest on the date that the FDA approves for commercial sale a NDA for alvimopan for use in opioid bowel dysfunction.

(9)
Includes 27,265 shares owned by The Goddard Family Trust, Paul Goddard and Jacqueline Goddard Trustees.

(10)
Includes 70,000 shares owned by the Madden 2002 Trust.

(11)
Includes 10,000 shares owned by The Nickelson Family Trust, of which Mr. Nickelson is the sole trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that each director and executive officer of the Company, and any other person who owns more than ten percent of the Company's Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such directors, executive officers and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of such reports. To the knowledge of the Company, based solely upon its review of reports furnished to it, as well as written representations from its directors and executive officers to the effect that no other such reports were required to be filed, each covered person met all fiscal 2010 Section 16(a) filing requirements.

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

        Delaware law, our Amended and Restated Certificate of Incorporation and our Bylaws provide that our business will be managed by a Board of Directors, with the number of directors to be fixed by the Board of Directors from time to time. Our Amended and Restated Certificate of Incorporation divides our Board of Directors into three classes: Class I, Class II and Class III. The directors in each class serve terms of three years and until their respective successors have been elected and have qualified.

        The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. The term of the three Class I directors, Armando Anido, Michael R. Dougherty and George V. Hager, Jr., expires at this 2011 Annual Meeting. The term of the three Class II directors, Georges Gemayel, Ph.D., David M. Madden and Guido Magni, M.D., Ph.D., expires at our 2012 Annual Meeting. The term of the three Class III directors, Paul Goddard, Ph.D., Claude H. Nash, Ph.D. and Donald Nickelson, expires at our 2013 Annual Meeting.

        Director candidates were nominated by the Nominating Committee of the Board of Directors. Stockholders also are entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth above under the heading "Governance of the Company—How does the Board select nominees for the Board?" The Nominating Committee of our Board of Directors did not receive a recommendation for a director nominee from any stockholder of our Common Stock by December 7, 2010, which was the deadline under our Bylaws for stockholder nomination of directors.

        At the Annual Meeting, three Class I directors are to be elected. Each of the nominees listed below has consented to being named as a nominee for director of the Company and has agreed to serve if elected. Each Class I director will be elected to serve until our 2014 Annual Meeting and until his respective successor has been elected and has qualified. If any nominee becomes unavailable to serve at the time of the 2011 Annual Meeting, the shares represented by proxy will be voted for any substitute nominee designated by the Board of Directors. Director elections are determined by a plurality of the votes cast and abstentions will not be counted for the purposes of the election of directors. Unless otherwise specified by the stockholders, the shares of stock represented by a blank proxy will be voted for election of the three Class I directors.

        Set forth below is information regarding each nominee for Class I director.

NOMINEES FOR CLASS I DIRECTOR

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
Armando Anido. (First became a Director in 2003)	53	Mr. Anido serves as Chief Executive Officer and President of Auxilium Pharmaceuticals, Inc., a publicly-traded specialty biopharmaceutical company focused on developing and marketing products to urologists, endocrinologists, orthopedists and select primary care physicians. Prior to becoming CEO of Auxilium, Mr. Anido held the position of Executive Vice President, Sales and Marketing for MedImmune, Inc. from 1999 to 2006, where he was responsible for worldwide commercialization of its portfolio. He also served on the Executive Committee and Product Development Committee. Prior to MedImmune, from 1995 to 1999, Mr. Anido was with GlaxoWellcome, Inc. where he served as Vice President, Central Nervous System Marketing after joining the company as Director, HIV Marketing. Mr. Anido was employed by Lederle Labs from 1989 to 1995 in various commercial roles, culminating as Vice President, Anti-infectives. Mr. Anido serves on the board of Auxilium Pharmaceuticals, Inc. Mr. Anido received his B.S. in Pharmacy and his M.B.A. in Marketing and Finance from West Virginia University.

		The Board concluded that Mr. Anido should continue serving as a Director of the Company as of the date of this Proxy Statement on the basis of his current experience as a CEO of a commercial-stage biopharmaceutical company and his past experience in the areas of sales and marketing, particularly as the head of sales and marketing at MedImmune for seven years. In addition, Mr. Anido has nearly 30 years of experience in the pharmaceutical industry.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
Michael R. Dougherty (First became a Director in 2006)	53	Mr. Dougherty was appointed as President and Chief Executive Officer and a member of the Board of Directors on December 14, 2006. Mr. Dougherty served as our Senior Vice President, Chief Operating Officer and Treasurer from April 2003 until December 14, 2006. From April 2003 until October 31, 2005, he also was our Chief Financial Officer. He joined us as our Senior Vice President of Commercial Operations in November 2002. From November 2000 to November 2002, Mr. Dougherty was President and Chief Operating Officer of Genomics Collaborative, Inc., a privately-held functional genomics company. Previously, Mr. Dougherty served as President and Chief Executive Officer at Genaera Corporation, formerly Magainin Pharmaceuticals Inc., a publicly-traded biotechnology company, and as Senior Vice President and Chief Financial Officer at Centocor, Inc., a publicly-traded biotechnology company. Mr. Dougherty has served on the Board of Directors of ViroPharma Incorporated since January 2004. Mr. Dougherty received a B.S. from Villanova University.

		The Board concluded that Mr. Dougherty should continue serving as a Director of the Company as of the date of this Proxy Statement on the basis of his position of CEO of the Company, his over seven years of experience at Adolor and his nearly 30 years of experience in the pharmaceutical industry. At Adolor, Mr. Dougherty has held the roles of CFO, Chief Operating Officer and Treasurer and Senior Vice President of Commercial Operations and he possesses a significant amount of knowledge of the Company's operations, history, challenges and opportunities. In addition, Mr. Dougherty brings past experience as a CEO of a publicly-traded biotechnology company and experience (both currently and in the past) as a director of publicly-traded biotechnology and pharmaceutical companies.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
George V. Hager, Jr. (First became a Director in 2003)	55	Mr. Hager serves as Chairman and Chief Executive Officer of Genesis HealthCare, a privately-held provider of healthcare and support services to the elderly which was spun off by Genesis Health Ventures, Inc. in 2003. Prior to becoming CEO of Genesis HealthCare, Mr. Hager was Executive Vice President and Chief Financial Officer and was responsible for corporate finance, information services, reimbursement and risk management of Genesis Health Ventures, Inc. He joined Genesis Health Ventures, Inc. in 1992 as Vice President and Chief Financial Officer and was named Senior Vice President and Chief Financial Officer in 1994. Mr. Hager has over 20 years experience in the health care industry including leading KPMG LLP's health care practice in Philadelphia from 1989 to 1992. He received a Bachelor of Arts in Economics from Dickinson College and a Master of Business Administration degree from Rutgers Graduate School of Management. He is a certified public accountant; member of the Board of Trustees and finance committee of The University of the Sciences in Philadelphia; a member of the Board and strategic planning and executive committees of the National Investment Center, a member of the Board of the Delaware Valley Chapter of the Alzheimer's Association; and a member of the Board and audit committee chair of REACH Medical Holdings, Inc., a medical transportation company.

		The Board concluded that Mr. Hager should continue serving as a Director of the Company as of the date of this Proxy Statement on the basis of his over 20 years of experience in the healthcare field, including his current service as Chairman and CEO of Genesis HealthCare. In addition, Mr. Hager's status as a certified public accountant, former audit partner at a nationally recognized public accounting firm and as a public company chief financial officer enables him to bring specific financial expertise to his role as a Director and as Chairman of the Company's Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH
OF THE ABOVE NOMINEES FOR ELECTION AS A CLASS I DIRECTOR.
UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE
VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED AVOVE.

Incumbent Class II Directors to Continue in Office for Terms Expiring in 2012.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
Georges Gemayel, Ph.D. (First became a Director in 2007)	50	From April 2010 to October 2010, Dr. Gemayel served as Executive Chairman of FoldRx Pharmaceuticals, Inc., a privately-held drug discovery and clinical development company that was acquired by Pfizer Inc. From June 2008 until November 2009, Dr. Gemayel served as President, Chief Executive Officer and a director of Altus Pharmaceuticals Inc., a publicly-traded pharmaceutical company. From 2003 to May 2008, Dr. Gemayel served as Executive Vice President Therapeutics and Biosurgery for Genzyme Corporation, where he was responsible for Genzyme's global therapeutics, transplant, renal and biosurgery businesses. From 2000 to 2003, Dr. Gemayel was employed as Vice President National Specialty Care for Hoffmann-La Roche, responsible for its U.S. business for dermatology, oncology, transplantation, hepatitis and HIV. Dr. Gemayel joined Hoffmann-La Roche in 1988 and served in various positions of increasing responsibility over his tenure there. Dr. Gemayel received his doctorate in pharmacy from St. Joseph University in Beirut, Lebanon and his Ph.D. in Pharmacology from Paris-SUD University. In November 2009, while Dr. Gemayel was President, Chief Executive Officer and a director, Altus Pharmaceuticals filed a voluntary petition for relief under Chapter 7 of the U.S. Bankruptcy Code and ceased operations at such time.

		The Board concluded that Dr. Gemayel should continue serving as a Director of the Company as of the date of this Proxy Statement on the basis of over 20 years of experience in management and leadership roles at publicly-traded pharmaceutical companies and his expertise as a pharmacologist. Most recently, Dr. Gemayel served as Executive Chairman of FoldRx Pharmaceuticals.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
David M. Madden (First became a Director in 2000)	48	Mr. Madden was elected Chairman of the Board in May 2005. Mr. Madden served as our Interim President and Chief Executive Officer from August 8, 2005 to December 14, 2006. Mr. Madden is a Founder and Principal with Narrow River Management, LP, an investment management company with a focus on equity investments in the emerging pharmaceutical industry. Mr. Madden also is Chairman of the Board of Dicerna Pharmaceuticals, Inc., a private, development-stage biopharmaceutical company. Mr. Madden was Co-Chief Executive Officer of Royalty Pharma AG, a private investment management firm specializing in the acquisition of royalty interests in pharmaceutical products, from October 2000 to 2003, and from 1997 to October 2000, he served as a Managing Member of Pharmaceutical Partners, LLC. From 1992 to 1995, Mr. Madden was President, Chief Executive Officer and a Director of Selectide Corporation, a development-stage pharmaceutical company that was acquired by Marion Merrill Dow in 1995. Mr. Madden was a consultant to Marion Merrill Dow during part of 1995. Mr. Madden serves as member of the board of directors of the Hospital for Special Surgery. Mr. Madden served as a member of the board of directors of Royalty Pharma AG until March 2004. Mr. Madden has a B.S. in Electrical Engineering from Union College and an M.B.A. from Columbia University.

		The Board concluded that Mr. Madden should continue serving as a Director of the Company as of the date of this Proxy Statement on the basis of more than 20 years of experience and expertise in both the pharmaceutical, healthcare and financial services industries. Mr. Madden's relevant experience also includes serving as a President and CEO of a development-stage pharmaceutical company and as interim President and CEO at Adolor.
Guido Magni, M.D., Ph.D (First became a Director in 2008)	57
		Dr. Magni was appointed to the Board in June 2008. In the last 20 years, Dr. Magni has held senior positions in the drug development departments of Wyeth Ayerst and F. Hoffmann-La Roche. From 1995 to January 2008, Dr. Magni served as the Global Head of Medical Science, Global Drug Development, Pharmaceuticals Division, at F. Hoffmann-La Roche. Dr. Magni received his M.D. from the University of Padua, Italy, and a Ph.D. from the University of Rome, Italy.

		The Board concluded that Dr. Magni should continue serving as a Director of the Company as of the date of this Proxy Statement based on more than 20 years of drug development experience and expertise at large, publicly-traded pharmaceutical companies.

Incumbent Class III Directors to Continue in Office for Terms Expiring in 2013

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
Paul Goddard, Ph.D. (First became a Director in 2000)	61	Dr. Goddard served as a consultant for us from August 2003 to July 2005. In 2003, Dr. Goddard joined ARYx Therapeutics, Inc., a publicly-traded product-based biopharmaceutical company, as the Chairman of the Board and in April 2005 was appointed as Chief Executive Officer. In the period between 2000 and 2005, he served as chairman and part-time executive of several companies, including XenoPort, Inc., a private biopharmaceutical company, and AP Pharma, Inc., a specialty pharmaceutical company focused on the development and commercialization of innovative medical treatments, and he currently serves as AP Pharma's chairman. From 1998 until 2000, Dr. Goddard served as Chief Executive Officer of Elan Pharmaceuticals, a division of Elan Corporation, plc. Dr. Goddard served as Chairman, Chief Executive Officer and a director of Neurex Corporation from 1991 to 1998 when the company was acquired by Elan. Prior to 1991, Dr. Goddard held various senior management positions at SmithKline Beecham, including senior vice president strategic marketing and senior vice president Far East region. Dr. Goddard is on the Board of Directors of ARYx Therapeutics, Inc., AP Pharma, Inc. and Onyx Pharmaceuticals. Dr. Goddard served as Chairman of the Board of XenoPort, Inc. from 2000 to 2005 and a director of Molecular Devices, Inc. from 1999 to 2006. Dr. Goddard received a Ph.D. in Atieology and Epidemiology of Colon Cancer from St. Mary's Hospital, University of London.

		The Board concluded that Dr. Goddard should serve as a Director of the Company as of the date of this Proxy Statement on the basis of more than 30 years of experience in the pharmaceutical industry as an executive and director. In addition, Dr. Goddard has a Ph.D. in Atieology and Epidemiology of Colon Cancer.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
Claude H. Nash, Ph.D. (First became a Director in 2000)	68	Dr. Nash currently is President of Nash Consulting LLC, which is focused on advising start-up companies. From 2007 to 2010, he was Chairman of the Board of Directors of Bloodstone Ventures, plc, a United Kingdom Company focused on working with universities to start new companies, and he previously served as Chief Executive Officer and Chairman of Bloodstone from August 2007 through December 2007. From 2004 through 2006, he held the position of Vice President Research and Development at the University of Maryland Biotechnology Institute. He served on the board of directors of ViroPharma Incorporated from that company's inception in 1994 to 2003, serving as Chairman from 1997 to 2002, and served as Chief Executive Officer and President from 1994 until 2000. From 1983 to 1994, Dr. Nash served as Vice President, Infectious Disease and Tumor Biology at Schering-Plough Research Institute. Dr. Nash currently serves as the Chairman of the Board of Directors of Accera Incorporated, a start-up drug discovery company with a proprietary focus on Alzheimer's disease. He also serves on the Board of Directors of Selectx Pharma, a private biotechnology company focused on the discovery of new antibiotics, and as an advisor to Rapid Trials, a private company focused on optimizing clinical site performance to speed enrollment and reduce costs. Dr. Nash has a B.S. in Biology and Chemistry from Lamar University, an M.S. in Microbiology and a Ph.D. in Microbial Genetics and Biochemistry from Colorado State University.

		The Board concluded that Dr. Nash should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his more than 30 years of experience in the pharmaceutical and healthcare industry as a scientist, executive, director and advisor. He has experience working in and with both large and small publicly-traded and private biotechnology companies.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships
Donald Nickelson (First became a Director in 2003)	78	Mr. Nickelson is Chairman of the Board and Interim President and CEO of Cross Match Technologies, Inc., a leading provider of biometric identity management systems. Mr. Nickelson also is Vice Chairman and Director of Harbour Group Industries Inc., a leveraged buy-out firm, Chairman of the Board of Advisor of Celtic Therapeutics and serves on the Advisory Board of Celtic Pharmaceutical Holdings, L.P. and is a director at several private companies. Mr. Nickelson retired as President of Paine Webber Group in 1990, after a distinguished career in the financial industry for over 39 years. He also previously served as Lead Trustee of the Mainstay Mutual Fund Groups from 1994 to 2007, was Chairman of the Board of Omniquip International, Inc, Greenfield Industries, Vie Financial Group, and Flair Corporation. From June 2003 to November 2009, Mr. Nickelson served as a director of First Advantage Corporation, a publicly-traded provider of risk mitigation and business solutions. Mr. Nickelson also has served as a director of W.P. Carey & Co., LLC, Royalty Pharma AG, Allied Healthcare Products, DT Industries, as well as Selectide Corporation and Sugen, Inc., two biotechnology companies. In addition, Mr. Nickelson served as Chairman of the Pacific Stock Exchange and as Director of the Chicago Board Options Exchange.

		The Board concluded that Mr. Nickelson should serve as a Director of the Company as of the date of this Proxy Statement on the basis of his more than 50 years of business experience as an executive and a director. Mr. Nickelson has worked or served in numerous industries, including the financial, pharmaceutical and health care industries, and brings extensive experience as a director of more than 15 companies during his career.

PROPOSAL 2—APPROVAL OF THE COMPANY'S 2011 STOCK-BASED INCENTIVE COMPENSATION PLAN, WHICH PROVIDES FOR, AMONG OTHER THINGS, AN INCREASE IN SHARES UNDER SUCH PLAN AND THE EXTENSION OF THE TERM OF SUCH PLAN

        On February 22, 2011, the Board of Directors adopted, subject to stockholder approval at this Annual Meeting, an amendment to the Company's 2003 Stock-based Incentive Compensation Plan that would, among other things, (i) increase by 2,000,000 the total number of shares of Common Stock authorized for issuance under such plan from 7,600,000 shares to 9,600,000 shares and (ii) extend the term of such plan for an additional ten years from the date of the amendment so that the plan will terminate on February 22, 2021, as opposed to February 26, 2013. The amendment also provides that the Company's "2003 Stock-based Incentive Compensation Plan" will be renamed as the Company's "2011 Stock-based Incentive Compensation Plan" (hereinafter referred to as the "Plan"). The Board of Directors has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the Plan and extend the term of the Plan be submitted to the Company's stockholders for their approval ("Proposal 2").

        The Board of Directors believes that the number of shares currently available for issuance under the existing Plan is not sufficient in view of the Company's compensation structure and strategy. The Board of Directors has concluded that the Company's ability to attract, retain and motivate top quality management and employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Board of Directors believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees, advisors, consultants, and non-employee directors the opportunity to acquire or increase their ownership interests in the Company. The Board of Directors believes that the availability of the additional 2,000,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the Plan.

        The Company is also seeking to have the stockholders approve the extension of the term of the Plan. The purpose of such approval is to ensure that the Company can continue to offer its employees, consultants, and non-employee directors, the opportunity to acquire or increase their ownership interests in the Company for periods after the original termination date of the Plan. The approval also ensures that incentive stock options may be granted under the Plan.

Material Features of the Plan

        The Plan was originally adopted on February 27, 2003 and approved by our stockholders at our Annual Meeting held on May 13, 2003. The Plan has been amended since May 13, 2003, and amendments requiring the approval of our stockholders were approved by our stockholders at each of our Annual Meetings held on May 18, 2006, May 22, 2008 and May 12, 2009. The Plan was last amended and restated on May 12, 2009. A copy of the Plan was previously filed as Exhibit 10.3 to our Current Report on Form 8-K filed on May 14, 2009 and the proposed amendments to the Plan are set forth above. The following is a summary of the material terms of the Plan as proposed to be amended and is qualified in its entirety by reference to the Plan. The copy of the full text of the Plan, which reflects the amendments described above, is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's website (www.sec.gov).

        Purpose.    The purpose of the Plan is to assist us, our subsidiaries and our affiliates in attracting and retaining valued employees, consultants and directors by offering them a greater stake in our success and a closer identification with it, and to encourage ownership of our stock by such employees, consultants and directors.

        Term.    The original termination date of the Plan was February 26, 2013, unless earlier terminated by the Board of Directors. If stockholders approve this Proposal 2, the Plan will terminate on February 22, 2021, unless earlier terminated by the Board.

        Administration.    The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is currently comprised of three members, each of whom is a member of the Board of Directors, a "non-employee director" as defined under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act and an "outside director" as defined under Section 162(m) of the Code and the regulations thereunder. The current members of the Compensation Committee are Drs. Nash (Chairman) and Goddard and Mr. Nickelson. In addition, the Board of Directors may designate one or more of its members or officers of the Company to serve as a secondary committee and delegate to the secondary committee authority to grant awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Exchange Act or section 162(m) of the Code. The secondary committee has the same authority with respect to selecting the individuals to whom awards are granted and establishing the terms and conditions of awards as the Compensation Committee has under the terms of the Plan.

        The Compensation Committee has the following powers and authority with regard to the Plan:

  •
  to interpret and administer the Plan;

  •
  to select the participants who are to receive awards under the Plan;

  •
  to determine the times at which awards will be granted;

  •
  to determine the amount of awards to be granted to each such participant; and

  •
  to determine the terms and conditions of awards granted under the Plan and the terms of agreements which will be entered into with participants in the Plan.

        The Compensation Committee has the power to establish different terms and conditions with respect to different participants in the Plan.

        Participation.    All consultants, directors and employees of the Company are eligible to participate in the Plan. The Compensation Committee shall determine from time to time the individuals who are to receive awards under the Plan.

        Restrictions on Transferability of Awards.    Except as set forth below, during the lifetime of a participant, awards shall be exercisable only by the participant, and no awards will be transferable other than by will or the laws of descent and distribution. Any attempt to pledge, assign or transfer an award for any reason during the participant's lifetime shall be void and the relevant award shall be forfeited. The Compensation Committee may grant awards (except incentive stock options) that are transferable by a participant during his or her lifetime, but such awards shall be transferable only to the extent specifically provided in the agreement entered into with the participant. The transferee of the participant shall, in all cases, be subject to the provisions of the agreement between the Company and the participant. No incentive stock option shall be transferable other than by will or the laws of descent and distribution and, during the lifetime of a participant, shall be exercisable only by the participant. Upon the death of a participant, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an incentive stock option only in accordance with the terms of the Plan.

        Shares of Stock Available for Grant.    Currently, a total not exceeding an aggregate amount of 7,600,000 shares of Common Stock is available for issuance under the existing Plan. The shares available for issuance may be treasury shares or authorized but unissued shares. If any shares subject to any award granted under the Plan are forfeited or if any such award otherwise terminates without the issuance of such shares, the shares subject to such award shall be again available for awards under the Plan.

        If stockholders approve this Proposal 2, the total number of shares of Common Stock available for issuance under the Plan will increase from 7,600,000 to 9,600,000. As of March 1, 2011, approximately

680,000 shares remained available for new awards under the Plan. The maximum number of shares of Common Stock subject to awards that may be granted to any one individual shall not exceed 750,000 shares of Common Stock during any calendar year (the "Individual Limit").

        The Plan provides that the number of shares or options issuable or transferable to participants and other relevant features of each award may be appropriately adjusted by the Compensation Committee if any change in the outstanding shares of Common Stock occurs by reason of a stock split or recapitalization, any pro rata distribution to all stockholders of property in respect to or in exchange for their outstanding shares of Common Stock, or other similar corporate change occurs.

        Incentive Awards to Our Directors.    Under the Plan, each director who is not an employee of the Company and who is initially elected to the Board of Directors after such approval automatically receives an option to purchase 45,000 shares of Common Stock upon his or her initial election to our Board of Directors, and the shares of Common Stock underlying such option vest one-third per year that such director remains a director for three years beginning on the first anniversary of the grant. At each annual meeting of our stockholders, each director continuing as such after such meeting who is not an employee of the Company automatically receives an option to purchase 30,000 shares of Common Stock, and the shares of Common Stock underlying such option vest in full on the first anniversary of the grant; provided, however, that in the event a director resigns from our Board of Directors other than for cause prior to such one-year anniversary, the vesting of such option shall accelerate so that such option immediately becomes exercisable with respect to one-twelfth of the shares of Common Stock underlying such option for each full month that has elapsed between the date of the grant of such option and the date of such resignation. The price per share at which Common Stock may be purchased upon the exercise of an option granted to a director who is not an employee of the Company shall be not less than the fair market value of a share of Common Stock on the date of grant.

        Options.    The specific terms and conditions of each option shall be set forth in a written option agreement, which shall comply with the Plan.

        The Compensation Committee shall establish the time and the manner in which an option may be exercised and has a right to amend the terms of option agreements in certain circumstances. The price per share at which Common Stock may be purchased upon exercise of an option shall be determined by the Compensation Committee, but shall be not less than the fair market value of a share of Common Stock on the date of grant. In the case of any incentive stock option granted to a ten percent stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant. Only employees are permitted to receive incentive stock options.

        The option price of the shares of Common Stock received upon the exercise of an option shall be paid: (i) in full in cash at the time of exercise, (ii) in whole or in part, by delivery (either actual delivery or by attestation procedures established by the Committee) of whole shares of Common Stock held by the participant and valued at their fair market value on the date of exercise, (iii) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered valued at their fair market value on the date of exercise or (iv) except as prohibited by applicable law, by assignment to the Company of a sufficient amount of the proceeds from the sale of shares of Common Stock to be acquired pursuant to such exercise and instructing the broker or selling agent to pay that amount to the Company; provided, the Company shall have sole discretion to disapprove of an election pursuant to clauses (ii) through (iv). With the consent of the Compensation Committee, payment upon the exercise of a non-qualified option may be made in whole or in part by shares of Common Stock which has been held by the participant for at least six months (based upon the fair market value of the restricted stock on the date the option is exercised, as determined by the Compensation Committee). Special rules apply which limit the time of exercise of an option following an employee's termination of employment or upon the occurrence of a change in control of the Company. The Compensation Committee may impose additional restrictions on the exercise of any option.

        Deferred Stock.    In a deferred stock award, we will deliver, subject to certain conditions which could include achievement of performance goals determined by the Compensation Committee, a fixed number of shares of Common Stock to the participant at the end of a specified deferral period or periods. During the deferral period(s), the participant has no rights as a stockholder with respect to any such shares. Amounts equal to any dividends declared during the deferral period with respect to deferred stock that is not subject a performance goal will either be paid to the participant, reinvested in additional shares of deferred stock or otherwise reinvested, as determined by the Compensation Committee at the time of the award. Dividends paid during the deferral period on deferred stock subject to a performance goal shall be reinvested in additional deferred stock and the expiration of the deferral period for such additional deferred stock shall be subject to the same performance goal. Shares of Common Stock awarded pursuant to a deferred stock award shall be issued and delivered at the end of a deferral period as specified in the deferred stock agreement evidencing such award.

        Restricted Stock.    In a restricted stock award, the Compensation Committee grants to a participant shares of Common Stock that are subject to certain restrictions, including vesting of such stock upon rendering of additional service, the happening of certain events, or the achievement of certain performance goals determined by the Compensation Committee. During the restriction period, holders of restricted stock have the right to vote the shares of restricted stock. Amounts equal to any dividends declared during the restriction period with respect to restricted stock that is not subject to a performance goal will either be paid to the participant, reinvested in additional shares of restricted stock or otherwise invested, as determined by the Compensation Committee at the time of the award. Dividends paid during the restriction period on restricted stock subject to a performance goal shall be reinvested in additional restricted stock and the lapse of the restriction period for such additional restricted stock shall be subject to the same performance goal. Generally, certificates representing shares of Common Stock awarded pursuant to a restricted stock award will be issued to the participant and deposited by the participant with the Company to be held in escrow during the restriction period. The Compensation Committee may modify or accelerate the delivery of shares of restricted stock.

        Amendment of the Plan.    The Board of Directors may modify or amend, suspend or terminate the Plan at any time, provided that, without stockholder approval, no such amendment shall (i) increase the total number of shares available for issuance pursuant to the Plan, (ii) materially increase the benefits to the plan's participants, including any material change to (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which shares or options to purchase shares may be offered, or (c) extend the duration of the Plan, (iii) change the class of participants eligible to participate, (iv) modify the Individual Limit or the categories of performance goals set forth in the Plan, (v) expand the types of awards provided under the Plan or (vi) change the amendment and termination provisions of the Plan. Termination of the Plan shall not affect awards outstanding under the Plan at the time of termination.

        Changes in Capitalization.    In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in our corporate structure affecting our Common Stock, or any distribution to our stockholders other than a cash dividend, the Board of Directors shall make the appropriate adjustment in the number and kind of shares authorized by the Plan and other adjustments to outstanding awards as it deems appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The fair market value of any fractional shares resulting from such adjustments shall, where appropriate, be paid in cash to the holders.

        Change of Control.    Upon a change of control of the Company (as defined in the Plan), the Compensation Committee shall fully vest all awards made under the Plan. In addition, upon a change of control of the Company, the Compensation Committee may, at its discretion (i) cancel any outstanding awards in exchange for a cash payment of an amount equal to the difference between the then fair market value of the award less the option or base price of the award, (ii) after having given the award holder a chance to exercise any outstanding options, terminate any or all of the award holder's unexercised options, or (iii) where we are not the surviving corporation, cause the surviving corporation to assume or replace all outstanding awards with comparable awards.

        New Plan Benefits.    No grants have been made under the Plan that are subject to stockholder approval at the Annual Meeting. For the non-executive directors, the following table reflects the stock options that will be granted on the date of the Annual Meeting to our Class II and Class III non-employee directors and, assuming their election at the Annual Meeting, our Class I non-employee directors. Other than these grants, it is not possible at present to predict the number of grants that will be made or who will receive any such grants under the Plan after the Annual Meeting.

New Plan Benefits Table

Name and Position	Dollar Value ($)	Number of Units
Michael R. Dougherty, President & CEO	*	—
Stephen W. Webster, Senior Vice President & CFO	*	—
John M. Limongelli, Senior Vice President, General Counsel & Secretary	*	—
George R. Maurer, Senior Vice President, Technical Operations	*	—
Executive Officers as a Group	*	—
Non-executive Directors as a Group	*	240,000
Non-executive Officer Employees as a Group	*	—

*
Fair market value to be calculated on date of grant.

The following table reflects the number of stock options awarded under the Plan during the period from the adoption of the Plan through March 1, 2011, to the individuals and groups listed below:

Stock Options Awarded Under the Plan

Name and Position	Number of Options
Michael R. Dougherty, President & CEO	760,000
Stephen W. Webster, Senior Vice President & CFO	60,000
John M. Limongelli, Senior Vice President, General Counsel & Secretary	70,000
George R. Maurer, Senior Vice President, Technical Operations	196,347
Eliseo O. Salinas, (Former) Senior Vice President, R&D and Chief Medical Officer	80,000
All Current Executive Officers as a Group	1,086,347
Nominees for Election as a Non-Employee Director
Armando Anido	200,000
George V. Hager, Jr.	200,000
Non-executive Directors as a Group (excluding director nominees)	1,752,000
All Employees as a Group (excluding all Current Executive Officers)	5,345,906	*

*
Of this amount, 4,133,650 options have terminated prior to exercise.

The closing price of the Company's common stock on March 21, 2011 was $1.39 per share.

Federal Income Tax Consequences

        The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Plan.

        Stock Options.    A participant will not recognize taxable income at the time an option is granted and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price and we will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for more than two years from the date the option was granted and more than one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition and (2) the fair market value of those shares on the date of exercise over the exercise price, and we will be entitled to a corresponding deduction.

        Deferred Stock Awards.    A participant will not recognize taxable income when a deferred stock award is granted, and we will not be entitled to a tax deduction. When the deferral period for the award ends and the participant receives shares of Common Stock, the participant will recognize ordinary income (subject to income tax withholding in respect to an employee) in an amount equal to the fair market value of the shares at that time. The amount of ordinary income recognized is deductible by us as a compensation expense, except to the extent the deduction limits of section 162(m) of the Code apply.

        Restricted Stock.    A participant will not recognize taxable income at the time restricted stock is granted and we will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed under section 83(b) of the Code. If such election is made, the participant will recognize compensation taxable as ordinary income (subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (subject to income tax withholding in respect of an employee) at the time the forfeiture restrictions with respect to the restricted stock lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by us as a compensation expense, except to the extent the deduction limits of section 162(m) of the Code apply. Dividends paid with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse are compensation taxable as ordinary income (subject to income tax withholding in respect of an employee), rather than dividend income, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of section 162(m) of the Code apply.

Section 162(m)

        Section 162(m) of the Code may preclude us from claiming a federal income tax deduction if we pay total remuneration in excess of $1 million to the chief executive officer, chief financial officer or to any of the other three most highly compensated officers other than the chief executive officer or the chief financial officer in any one year. Total remuneration includes amounts payable with respect to awards granted under the Plan. An exception does exist, however, for "performance-based compensation." One of the conditions for compensation to be considered "performance-based" under section 162(m) of the Code requires that the material terms under which the compensation is to be paid, including the performance measures, are approved by the Company's stockholders. Stock options granted under the Plan are intended to qualify as "performance-based compensation" and are not expected to be subject to the $1 million deduction limit, but restricted stock and deferred stock awards to which performance goals are not attached would be subject to the limit.

        Under the Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance goals. The performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under section 162(m) of the Code, as described above, the performance goals will be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets (net or total), return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, sales, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating income or earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Compensation Committee, but subject to section 162(m) of the Code, the Compensation Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of December 31, 2010:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance (Excludes Securities Reflected in Column (a)(1)
Equity compensation plans approved by stockholders	5,147,418	(2)	$5.78	878,743
Equity compensation plans not approved by stockholders	—		—	—

Total	5,147,418	(3)	$5.78	878,743

(1)
There are no shares available for issuance under the Company's Amended and Restated 1994 Equity Compensation Plan, which was approved by stockholders and expired in February 2010. The Plan permits the Board or the Compensation Committee of the Board to award stock awards to participants.

(2)
Does not include awards covering 1,919,343 shares of unvested restricted and deferred stock awards that are outstanding under the Plan.

(3)
As of March 1, 2011, the total number of shares to be issued upon exercise of outstanding options, warrants or rights was 5,381,923, or approximately 12 percent of the Company's total outstanding shares of Common Stock as of March 1, 2011.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.
UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY
WILL BE VOTED "FOR" THIS PROPOSAL.

 PROPOSAL 3—RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2011

        The Audit Committee has reappointed KPMG as the Company's independent registered public accountants for the year ended December 31, 2011, and the Board of Directors has directed that management submit the selection of KPMG as independent registered public accountants for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of KPMG as the Company's independent registered public accountants is not required by Adolor's bylaws, Delaware corporate law or otherwise. The Board has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of KPMG as independent registered public accountants, the Board or Audit Committee may reconsider whether to retain that firm for fiscal 2011.

        Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed by KPMG to the Company for:

	2009	2010
Audit fees(1)	$323,668	$275,500
Audit-related fees	—	—
Tax fees(2)	53,100	46,869
All other fees	—	—

TOTAL	$376,768	$322,369

(1)
Fees for professional services performed by KPMG for the audit of the Company's annual financial statements and, with respect to 2009 only, of the effective operation of internal control over financial reporting and review of financial statements included in the Company's Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Fees for professional services performed by KPMG with respect to tax consultation and tax compliance services.

        The Audit Committee's policy is to pre-approve the engagement of KPMG to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee also will pre-approve all non-audit related services proposed to be provided by the Company's independent registered public accountants. The Audit Committee reviews the terms and description of, and budget for, the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. All services performed by KPMG in 2010 were pre-approved by the Audit Committee in accordance with the Audit and Non-audit Services Pre-approval Policy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.
UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE
COMPANY WILL BE VOTED "FOR" THIS PROPOSAL.

 OTHER MATTERS

        The Board is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting in accordance with the Company's bylaws, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment on such matters. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

        The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company also has requested banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard. We may engage a professional proxy solicitation firm to assist us with the solicitation of proxies prior to the Annual Meeting. If we do engage such a firm, we do not expect to pay more than $50,000 plus expenses for its services.

Advance Notice Provisions

        Under the Company's bylaws, no business may be brought before an Annual Meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company not earlier than the close of business on the one hundred and twentieth day nor later than the close of business on the ninetieth day prior to the first anniversary of the preceding year's Annual Meeting, which for the 2012 Annual Meeting will be no earlier than January 18, 2012 and no later than February 17, 2012. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See "Governance of the Company—How does the Board select nominees for the Board?" for additional information about stockholder nominations. These requirements are separate from and in addition to requirements that a stockholder must meet to have a stockholder proposal included in the Company's Proxy Statement.

Stockholder Proposals for the 2012 Annual Meeting

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2012 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Secretary of the Company at its offices at 700 Pennsylvania Drive, Exton, PA 19341, no later than December 2, 2011.

Annual Report on Form 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including the financial statements and schedules thereto, but excluding exhibits. Requests for copies of such report should be directed to Investor Relations, Adolor Corporation, 700 Pennsylvania Drive, Exton, PA 19341, (484) 595-1500. The Annual Report on Form 10-K accompanies this Proxy Statement, but does not constitute a part of this Proxy Statement.

By Order of the Board of Directors,
JOHN M. LIMONGELLI Secretary

Exton, Pennsylvania
March 23, 2011

Attachment 1

ADOLOR CORPORATION

AMENDED AND RESTATED 2011 STOCK-BASED

INCENTIVE COMPENSATION PLAN

Adopted February 27, 2003

Amended January 6, 2004

Amended May 18, 2006

Amended December 13, 2006 Effective January 1, 2007

Amended April 12, 2007

Amended February 21, 2008

Amended May 22, 2008

Amended May 12, 2009

Amended May 17, 2011

ADOLOR CORPORATION

2011 STOCK-BASED INCENTIVE COMPENSATION PLAN

(formerly, the “Adolor Corporation 2003 Stock-Based Incentive Compensation Plan”)

1.             Purpose of the Plan

The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued Employees, Consultants and Directors by offering them a greater stake in the Company’s success and a closer identification with it, and to encourage ownership of the Company’s stock by such Employees, Consultants and Directors.

2.             Definitions

2.1.          “Affiliate” means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

2.2.          “Award” means an award of Deferred Stock, Restricted Stock or Options under the Plan.

2.3.          “Board” means the Board of Directors of the Company.

2.4.          “Cause” means the Participant’s (i) conviction for committing a felony under federal law or of the state in which such action occurred, (ii) dishonesty in the course of fulfilling his or her employment or consulting duties or (iii) willful and deliberate failure to perform his or her employment or consulting duties in any material respect, or such other similar events as shall be determined by the Committee.  The Committee shall have the sole discretion to determine whether “Cause” as set forth in (i), (ii) or (iii) above exists, and its determination shall be final.

2.5.          “Change of Control” means the happening of any of the following:

(i)            any Person, other than (a) the Company or any of its Subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, or (e) a Holder or any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) which includes such Holder, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Subsidiaries) representing more than 20% of either the then outstanding shares of Stock of the Company or the combined voting power of the Company’s then outstanding securities;

(ii)           the individuals who serve on the Board as of the effective date hereof (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, any Person who becomes a director subsequent to the effective date hereof, whose election or nomination for election was approved by a vote of at least a majority of the directors then constituting the Incumbent Board, shall for purposes of this clause (ii) be considered an Incumbent Director;

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(iii)          the consummation of a merger or consolidation of the Company in which the stockholders of the Company immediately prior to such merger or consolidation, would not, immediately after the merger or consolidation, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the merger or consolidation (or of its ultimate parent corporation, if any); or

(iv)          the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale.

If an event set forth in clause (i)(e) of the definition of “Change of Control” occurs, a Change of Control shall be deemed to have occurred for each Holder other than any Holder who alone or as part of any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Subsidiaries) representing more than 20% of either the then outstanding shares of Stock of the Company or the combined voting power of the Company’s then outstanding securities.

2.6.          “Code” means the Internal Revenue Code of 1986, as amended.

2.7.          “Common Stock” means the common stock of the Company, par value $.0001 per share, or such other class or kind of shares or other securities resulting from the application of Section 9.

2.8.          “Company” means Adolor Corporation, a Delaware corporation, or any successor corporation.

2.9.          “Committee” means the committee designated by the Board to administer the Plan under Section 4.  The Committee shall have at least two members, each of whom may be a member of the Board, a Non-Employee Director and an Outside Director.

2.10.        “Consultant” means a key consultant or advisor to the Company, its Subsidiaries or Affiliates who is not an Employee.

2.11.        “Deferred Stock” means an Award made under Section 6 of the Plan to receive Common Stock at the end of a specified Deferral Period.

2.12.        “Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

2.13.        “Director” means a member of the Board.

2.14.        “Disability” means disabled within the meaning of section 22(e)(3) of the Code.

2.15.        “Employee” means an officer or other employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

2.16.        “Fair Market Value” means, on any given date (i) if shares of Common Stock are then listed on a national stock exchange, the closing sales price per share of Common Stock on the exchange for

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the last preceding date on which there was a sale of shares of Common Stock on such exchange, as determined by the Committee, (ii) if shares of Common Stock are then listed on the Nasdaq National Market or the Nasdaq SmallCap Market, the closing sales price (or the closing bid price if no sales were reported) per share of Common Stock on the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable, for the last preceding date on which there was a sale of shares of Common Stock on the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable, as determined by the Committee, (iii) if shares of Common Stock are not then listed on a national stock exchange, the Nasdaq National Market or the Nasdaq Small Cap Market but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such shares of Common Stock in such market, as determined by the Committee, or (iv) if shares of Common Stock are not then listed on a national stock exchange or traded on an over-the-counter market, or if the Committee determines that the value as determined pursuant to Section (i), (ii) or (iii) above does not reflect fair market value, the Committee shall determine fair market value after taking into account such factors that it deems appropriate. Notwithstanding the foregoing, if Shares are listed on a national stock exchange or traded on an over-the-counter market, solely for purposes of determining the Exercise Price of any Option granted hereunder, the Fair Market Value per Share shall be the closing sales price on the applicable exchange or market on the date such Option is granted.

2.17.        “Holder” means a Participant to whom an Award is made.

2.18.        “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

2.19.        “1934 Act” means the Securities Exchange Act of 1934, as amended.

2.20.        “Non-Employee Director” means a member of the Board who meets the definition of a “non-employee director” under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act.

2.21.        “Non-Qualified Option” means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

2.22.        “Option” means any stock option granted from time to time under Section 8 of the Plan.

2.23.        “Outside Director” means a member of the Board who meets the definition of an “outside director” under Treasury Regulation § 1.162-27(e)(3)(i).

2.24.        “Participant” means a Consultant, Director or Employee.

2.25.        “Performance Goal” means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of an Award) based upon one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets (net or total), return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, sales, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating income or earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee

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benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

2.26.        “Person” means any individual, partnership, corporation, company, limited liability company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

2.27.        “Plan” means the Adolor Corporation 2011 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

2.28.        “Restricted Stock” means Common Stock awarded by the Committee under Section 7 of the Plan.

2.29.        “Restriction Period” means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

2.30.        “Retirement” means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

2.31.        “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possession 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.32.        “Ten Percent Stockholder” means a Person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3.             Eligibility

Any Participant is eligible to receive an Award.

4.             Administration and Implementation of Plan

4.1.          The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Participants to whom Awards will be granted, in determining the type and amount of Awards to be granted to each such Participant, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Holders.  Notwithstanding the foregoing, the Board may designate one or more of its members or officers of the Company to serve as a secondary committee and delegate to the secondary committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the 1934 Act or section 162(m) of the Code.  The secondary committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.

4.2.          The Committee’s powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award

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shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); to grant Awards (other than Incentive Stock Options) that are transferable by the Holder; and to determine the effect, if any, of a change in control of the Company upon outstanding Awards.

4.3.          The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable.  The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan.  Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

4.4.          The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Holder’s achievement of one or more Performance Goals that are established by the Committee before the grant of the Award.  The Committee shall have discretion to determine the specific targets with respect to each Performance Goal.  Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.  In the sole discretion of the Committee, but subject to Section 162(m) of the Code, the Committee may amend or adjust the Performance Goals or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

5.             Shares of Stock Subject to the Plan

5.1.          Subject to adjustment as provided in Section 9, the total number of shares of Common Stock available for Awards under the Plan shall be 9,600,000 shares, all of which may be granted as Incentive Stock Options.

5.2.          The maximum number of shares of Common Stock subject to Awards that may be granted to any Participant shall not exceed 750,000 during any calendar year (the “Individual Limit”).  Subject to Section 5.3, Section 9 and Section 12.7, any Award that is canceled or repriced by the Committee shall count against the Individual Limit.  Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 9.

5.3.          Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit.  Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.  If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

6.             Deferred Stock

An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period or periods.  Such an Award shall be subject to the following terms and conditions:

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6.1.          Deferred Stock Awards shall be evidenced by Deferred Stock agreements.  Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

6.2.          Upon determination of the number of shares of Deferred Stock to be awarded to a Holder, the Committee shall direct that the same be credited to the Holder’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof.  Prior to issuance and delivery hereunder the Holder shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Holder’s account.

6.3.          Subject to the provisions of Section 6.4 concerning Deferred Stock Awards that are subject to the achievement of Performance Goals, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Deferred Stock agreement.

6.4.          The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Holder’s achievement of one or more Performance Goal(s) specified in the Deferred Stock agreement.  Unless otherwise specified in a Deferred Stock agreement, if the Holder fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Holder, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.  Dividends paid during the Deferral Period on Deferred Stock subject to a Performance Goal shall be reinvested in additional Deferred Stock and the expiration of the Deferral Period for such Deferred Stock shall be subject to the Performance Goal(s) previously established by the Committee.

6.5.          The Deferred Stock agreement shall specify the duration of the Deferral Period, taking into account termination of employment or service on account of death, Disability, Retirement or other cause.  The Deferral Period may consist of one or more installments.  At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Holder shall be issued and delivered to the Holder (or, where appropriate, the Holder’s legal representative) in accordance with the terms of the Deferred Stock agreement.  The Committee may, in its sole discretion, accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

7.             Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events.  Such an Award shall be subject to the following terms and conditions:

7.1.          Restricted Stock shall be evidenced by Restricted Stock agreements.  Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

7.2.          Upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner.  The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

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7.3.          During the Restriction Period the Holder shall have the right to vote the shares of Restricted Stock.  Subject to the provisions of Section 7.4 concerning Restricted Stock Awards that are subject to the achievement of Performance Goals, amounts equal to any dividends declared during the Restriction Period with respect to the number of shares covered by a Restricted Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Restricted Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Restricted Stock agreement.

7.4.          The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Holder’s achievement of one or more Performance Goal(s) specified in the Restricted Stock Agreement.  Unless otherwise specified in a Restricted Stock Agreement, if the Holder fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Holder, or the Holder shall forfeit the Award of Restricted Stock and the Common Stock shall be forfeited to the Company.  Dividends paid during the Restriction Period on Restricted Stock subject to a Performance Goal shall be reinvested in additional Restricted Stock and the expiration of the Restriction Period for such Restricted Stock shall be subject to the Performance Goal(s) previously established by the Committee.

7.5.          The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment or service on account of death, Disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company.  At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder’s legal representative).  The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

8.             Options

Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price.  Options may be either Incentive Stock Options or Non-Qualified Stock Options.  The grant of Options shall be subject to the following terms and conditions:

8.1.          Option Grants:  Options shall be evidenced by Option agreements.  Such agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

8.2.          Specific Option Grants to Directors:  Effective May 17, 2011, each Director who is not an employee of the Company shall receive a Non-Qualified Option to purchase 45,000 shares of Common Stock upon his or her initial election to the Board, and the shares of Common Stock underlying such Options shall vest one-third (1/3) per year that such Director remains a Director for three years beginning on the first anniversary of the grant.  Beginning at the 2011 annual meeting of the stockholders of the Company and at each annual meeting of the stockholders of the Company held thereafter while the Plan is in effect, each Director continuing as such after such meeting who is not an employee of the Company shall receive a Non-Qualified Option to purchase 30,000 shares of Common Stock, and the shares of Common Stock underlying such Options shall vest in full on the first anniversary of the grant; provided, however, that in the event a Director resigns from the Board other than for Cause prior to such one-year anniversary, the vesting of such Option shall accelerate so that such Option becomes immediately exercisable with respect to one-twelfth (1/12) of the shares of Common Stock underlying such Option for each full month that has elapsed between the date of the grant of such Option and the date of such resignation.  Notwithstanding anything to the contrary in the Plan, the price per share at which Common Stock may be purchased upon the exercise of an Option granted pursuant to this Section 8.2 shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.

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8.3.          Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.  In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

8.4           Term of Options:  The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto.  The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder and ten years in the case of all other Incentive Stock Options).  The Committee may, in its sole discretion, accelerate the time at which an Option vests.  The Committee may, in its sole discretion, extend the period of exercise for Options that have vested; provided, however, that the exercise period shall in no event be extended beyond the earlier of (i) the Option’s original expiration date and (ii) the tenth (10th) anniversary of the Option’s grant date.

8.5           Incentive Stock Options:  Each provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded.  In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by section 422(b) of the Code.  Incentive Stock Options may only be granted to Employees; provided, however, that they may not be granted to employees of Affiliates.  Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan shall not exceed $100,000.

8.6           Restrictions on Transferability of Incentive Stock Options:  No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder.  Upon the death of a Holder, the Person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

8.7           Payment of Option Price:  The option price of the shares of Common Stock upon the exercise of an Option shall be paid: (i) in full in cash at the time of the exercise, (ii) in whole or in part by delivery (either actual delivery or by attestation procedures established by the Committee) of whole shares of Common Stock held by the Holder valued at Fair Market Value on the date of exercise, (iii) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered valued at Fair Market Value on the date of exercise or (iv) except as prohibited by applicable law, by assignment to the Company of a sufficient amount of the proceeds from the sale of shares of Common Stock to be acquired pursuant to such exercise and instructing the broker or selling agent to pay that amount to the Company, which amount shall be paid in cash to the Company on the date such shares of Common Stock are issued to the Holder.  The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii) through (iv).  With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock held by the Holder (based on the Fair Market Value of the Restricted Stock on the date the Option is exercised, as determined by the Committee).  In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.  Any fraction of a share of Common Stock which would be required to pay such option price shall be disregarded and the remaining amount due shall be paid in cash by the Holder.

8.8           Termination by Death:  Unless otherwise provided in an Option agreement, if a Holder’s employment or service by the Company, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of death) by, where appropriate, the Holder’s transferee or by the Holder’s legal representative, for a period of 12 months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

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8.9           Termination by Reason of Disability:  Unless otherwise provided in an Option agreement, if a Holder’s employment or service by the Company, a Subsidiary or Affiliate terminates by reason of Disability, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 12 months from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.10         Termination by Reason of  Retirement:  If a Holder’s employment by or service with the Company, a Subsidiary or Affiliate terminates by reason of Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.11         Termination Not for Cause:  If a Holder’s employment by or service with the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate not for Cause, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.12         Termination for Cause:  If a Holder’s employment or service with the Company, a Subsidiary or Affiliate is terminated by the Company, the Subsidiary or Affiliate for Cause, all unexercised Options awarded to the Holder shall terminate on the date of such termination.

8.13         Termination for Other Reason:  If a Holder’s employment or service with the Company, a Subsidiary or Affiliate terminates for any reason not specified in this Section 8 (including voluntary termination), any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or service or until the expiration of the stated term of the Option, whichever period is shorter.

8.14         Continuation of Service: Notwithstanding anything to the contrary in this Section 8, a Holder’s cessation of service as an Employee, Director or Consultant other than for Cause shall not be treated as a termination under this Section 8 if the Holder continues without interruption to serve thereafter in a material manner in one (or more) of such other capacities, as determined by the Committee in its sole discretion.

9.             Changes in Capitalization; Change of Control

9.1.          In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders of the Company other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate.  No fractional shares of Common Stock shall be issued pursuant to such an adjustment.  The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder.

9.2.          Upon a Change of Control, the Committee shall fully vest all Awards made under the Plan.  In addition, upon a Change of Control, the Committee may, at its discretion (i) cancel any outstanding Awards in exchange for a cash payment of an amount equal to the difference between the then Fair Market Value of the Award less the option or base price of the Award, (ii) after having given the Award Holder a chance to exercise any outstanding Options, terminate any or all of the Award Holder’s unexercised Options, or (iii)

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where the Company is not the surviving corporation, cause the surviving corporation to assume or replace all outstanding Awards with comparable awards.

9.3.          The judgment of the Committee with respect to any matter referred to in this Section 9 shall be conclusive and binding upon each Holder without the need for any amendment to the Plan.

10.          Effective Date, Termination and Amendment

The Plan initially became effective on February 27, 2003 and was approved by the stockholders on May 13, 2003.  Options granted under the Plan prior to such stockholder approval were not exercisable prior to stockholder approval.  The Plan shall remain in full force and effect until the earlier of May 17, 2021, or the date it is terminated by the Board.  The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval (except as provided in Section 9) which shall (i) increase  the total number of shares available for issuance pursuant to the Plan; (ii) materially increase the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which shares or Options to purchase shares may be offered, or (c) extend the duration of the Plan; (iii) change the class of Participants eligible to be Holders; (iv) modify the Individual Limit (except as provided Section 9) or the categories of Performance Goals set forth in Section 4.4; (v) expand the types of Awards provided under the Plan; or (vi) change the provisions of this Section 10.  Termination of the Plan pursuant to this Section 10 shall not affect Awards outstanding under the Plan at the time of termination.

11.          Transferability

Except as provided in Section 8.6 and this Section 11, Awards may not be pledged, assigned or transferred for any reason during the Holder’s lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited.  The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Holder during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Holder.  The transferee of the Holder shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

12.          General Provisions

12.1.        Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee or Consultant any right with respect to continuance of employment or service by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment or service of any Employee or Consultant at any time.

12.2.        Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Subsidiaries, or their officers or the Committee, on the one hand, and any Participant, the Company, its Subsidiaries or any other Person or entity, on the other.

12.3.        For purposes of this Plan, neither (i) transfer of employment between the Company and its Subsidiaries and Affiliates nor (ii) transfer of status from Employee to Consultant shall be deemed termination of employment.

12.4.        Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan.  Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Holder of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award.  In the case of the payment of Awards in the form of Common Stock, or the

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exercise of Options, the Company shall have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes.  Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.  Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate.  Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder.

12.5.        Without amending the Plan, Awards may be granted to Participants who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

12.6.        To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

12.7.        The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, except as provided in Section 9, no Award may be repriced, replaced, regranted through cancellation, or modified without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the Award.  The Committee may amend Awards without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder’s consent is required to any such amendment.

12.8.        All shares of Common Stock purchased upon the exercise of an Option or issued pursuant to an Award of Deferred Stock or Restricted Stock shall be subject to restrictions on transfer pursuant to applicable securities laws and such other agreements as the Committee shall deem appropriate and shall bear a legend subjecting such shares to those restrictions on transfer in accordance with the applicable Award.  The certificates shall also bear a legend referring to any restrictions on transfer arising hereunder or under any other applicable law, regulation, rule or agreement.

12.9.        The Plan and each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock purchased upon the exercise of an Option or issued pursuant to an Award of Deferred Stock or Restricted Stock upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an Award with respect to the disposition of such shares is necessary or desirable as a condition of, or in connection with, the Plan or the granting of such Award or the issue or purchase of such shares thereunder, the Award may not be consummated in whole or in part until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

12.10       Notwithstanding anything in this Plan to the contrary (for purposes of this section, “Plan” shall include all agreements evidencing an Award under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of section 409A of the Code to avoid taxation under section 409A(a)(1) of the Code to the extent subject to section 409A of the Code.   The

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Committee, in its sole discretion, shall determine the requirements of section 409A of the Code applicable to the Plan and shall interpret the terms of the Plan consistently therewith.   Under no circumstances, however, shall the Company or any Subsidiary or Affiliate or any of its or their employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under section 409A of the Code.   Any payments to award holders pursuant to this Plan are also intended to be exempt from section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment shall be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral shall be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption shall be made without regard to any payments which qualify as short-term deferrals.  To the extent any amounts under this Plan are payable by reference to a Participant’s “termination of employment,” such term shall be deemed to refer to the Participant’s “separation from service,” within the meaning of section 409A of the Code.   Notwithstanding any other provision in this Plan, if a Participant is a “specified employee,” as defined in section 409A of the Code, as of the date of the Participant’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of section 409A of the Code, (ii) is payable upon the Participant’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Participant’s separation from service, such payment shall be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the Participant’s death.

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[FORM OF PROXY CARD] Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com. ADOLOR CORPORATION Annual Meeting of Stockholders May 17, 2011 8:30 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoint Michael R. Dougherty and John M. Limongelli, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Adolor Corporation to be held on May 17, 2011, and any postponements or adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on any other matters properly brought before the Annual Meeting of Stockholders to be held on May 17, 2011 or any postponements or adjournments thereof, all as set forth in the Proxy Statement dated March 23, 2011. This proxy/voting instruction card is solicited on behalf of the Board of Directors of Adolor Corporation pursuant to a separate Notice of Annual Meeting and Proxy Statement dated March 23, 2011, receipt of which is hereby acknowledged. When properly executed, this proxy will be voted as directed, or if no direction is given, will be voted “FOR” all nominees named in Proposal 1, “FOR” Proposals 2 and 3 and will grant authority to the proxy holder to vote upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL THE NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. Continued and to be signed on reverse side

ADOLOR CORPORATION C/O STOCKTRANS, A BROADRIDGE COMPANY 44 W. LANCASTER AVE. ARDMORE, PA 19003 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ADOLOR CORPORATION For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors Nominees: 01) Armando Anido 02) Michael R. Dougherty 03) George V. Hager, Jr. The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain 2. Approval of the Company’s Amended and Restated 2011 Stock-based Incentive Compensation Plan, which provides for, among other things, an increase in shares under such plan and the extension of the term of such plan. 3. Ratification of Appointment of KPMG LLP as Independent Registered Public Accountants for the Year Ended December 31, 2011. NOTE: Such other business as may properly come before the meeting or any postponements or adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. Where no direction is given when a duly executed proxy is returned, such shares will be voted at the meeting for all nominees named in Proposal 1, “For” Proposals 2 and 3 and will grant authority to the proxy holder to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF ADOLOR CORPORATION. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” above and write the number(s) of the nominee(s) on the line below.  VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1